                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant [   ]
Filed by a Party other than the Registrant [ X ]
Check the appropriate box:

[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                                F.N.B. Corporation
--------------------------------------------------------------------------------

                     (Name of Registrant as Specified in Its Charter)

                                F.N.B. Corporation
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
[   ]  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14)(3)
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

 1)   Title of each class of securities to which transaction applies:

 -------------------------------------------------------------------------------

 2)   Aggregate number of securities to which transaction applies:

 -------------------------------------------------------------------------------

 3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

 -------------------------------------------------------------------------------

 4)   Proposed maximum aggregate value of transaction:

 -------------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

 1)   Amount Previously Paid:

   -------------------------------------------------------------------------

 2)   Form, Schedule or Registration Statement No.:

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 3)   Filing Party:

   -------------------------------------------------------------------------

 4)   Date Filed:

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
                                      LOGO




                                                                  March 20, 1996


Dear Shareholder:

  It is a pleasure to invite you to attend the Annual Meeting of Shareholders of F.N.B. Corporation. The meeting will be held at our Data Center, located at the corner of South Keel Ridge Road and East State Street, Hermitage, Pennsylvania, on Wednesday, April 24, 1996, at 4:00 p.m.

  At the meeting, you will be asked to consider and vote upon the re-election of six directors, an increase in the authorized shares of common stock, and proposals for certain stock compensation plans.

  Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each. Please sign and return each card since they represent a separate number of votes. Postage paid envelopes are provided for your convenience.

  You are cordially invited to attend the Annual Meeting.   Regardless of
whether you plan to attend, please date and return the enclosed proxy card(s) as soon as possible. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

  As always, the directors, management and staff thank you for your continued support and interest in F.N.B. Corporation.

                                                     Sincerely,


                                                     Peter Mortensen
                                                     Chairman and President


                                      LOGO

                               F.N.B. CORPORATION

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

  Notice is hereby given that the Annual Meeting of the Shareholders of F.N.B. Corporation (the "Corporation") will be held at the F.N.B. Data and Accounting Center, located at the corner of South Keel Ridge Road and East State Street, Hermitage, Pennsylvania, on Wednesday, April 24, 1996, at 4:00 p.m. Eastern Daylight Time, for the following purposes:

  1. To elect six (6) directors of the Corporation;

  2. To consider and vote upon each of the following proposals, which have been unanimously recommended by the Board of Directors:

     (a) To approve an amendment to the Corporation's Articles of Incorporation increasing the number of authorized shares of the Corporation's common stock, par value $2.00 per share (the "Common Stock"), to 100,000,000 shares;

     (b) To approve the F.N.B. Corporation 1996 Stock Option Plan in the form attached as EXHIBIT A to the Proxy Statement;

     (c) To approve the F.N.B. Corporation Restricted Stock and Incentive Bonus Plan in the form attached as EXHIBIT B to the Proxy Statement; and

     (d) To approve the F.N.B. Corporation Directors' Compensation Plan in the form attached as EXHIBIT C to the Proxy Statement; and

  3. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

  As of the date of this Notice, the Board of Directors of the Corporation does not know of any other business to be transacted at the Annual Meeting.

  Only the holders of Common Stock and Series A Preferred Stock of the Corporation of record on the books of the Corporation at the close of business on March 8, 1996 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

  Enclosed with this Notice are a Proxy Statement and form of proxy. All shareholders, whether or not they expect to be present at the meeting, are requested to date and sign the proxy and to return it in the enclosed self-addressed envelope. Prompt compliance with this request will be appreciated. Shareholders who attend the meeting may, if they wish, vote in person even if they have mailed their proxies.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               David B. Mogle, Secretary

March 20, 1996

  March 20, 1996

                               F.N.B. CORPORATION
                                HERMITAGE SQUARE
                       HERMITAGE, PENNSYLVANIA 16148-3389

                                PROXY STATEMENT
                                ---------------
  The accompanying proxy is being solicited by F.N.B. Corporation (the "Corporation") in connection with the Annual Meeting of Shareholders to be held on April 24, 1996 pursuant to the preceding Notice of Annual Meeting. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to shareholders of the Corporation is March 20, 1996. If the proxy is executed and returned, it may nevertheless be revoked by written notice to the Secretary of the Corporation at any time prior to the voting thereof or in open meeting, or by voting in person at the Annual Meeting. Unless the proxy is revoked or contains other instructions, the shares represented thereby will be voted at the meeting in favor of the election as directors of the persons named below and in favor of the proposals as recommended by the Board of Directors.

  The Board of Directors has fixed March 8, 1996 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, the Corporation had outstanding 8,608,465 shares of Common Stock, 24,838 shares of Series A Cumulative Convertible Preferred Stock ("Series A Preferred Stock") and 426,800 shares of Series B Cumulative Convertible Preferred Stock ("Series B Preferred Stock"). The holders of a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitute a quorum for the meeting. Holders of Common Stock are entitled to one vote for each share held and holders of Series A Preferred Stock are entitled to 4.9 votes for each share held. Holders of Series B Preferred Stock have no voting rights with respect to their shares of Series B Preferred Stock.

                             ELECTION OF DIRECTORS
                             ---------------------
  The Bylaws of the Corporation provide that the Board of Directors shall consist of not fewer than 5 nor more than 25 persons, the exact number to be determined from time to time by the Board. The number of directors has been fixed at 22 by the Board of Directors. Proxies will not be voted for a greater number of persons than the number of nominees set forth below. Directors are elected by a plurality of the votes actually cast at the meeting. Abstentions and shares held in "street" name that are not cast at the meeting are not counted. Neither the holders of Common Stock nor the holders of Series A Preferred Stock have cumulative voting rights in the election of directors.

  The Bylaws of the Corporation also provide for classification of the directors with respect to the time for which they shall severally hold office. The Board is divided into four classes with the term of office of the directors of each class to expire at the fourth annual meeting after their election. At each succeeding annual meeting of shareholders, successors to the directors of the class whose term expires are elected. Each director shall hold office for the term for which he is elected and thereafter until his successor is duly elected and qualified or until his earlier death, resignation or removal.

  Stephen J. Gurgovits, W. Richard Blackwood, William B. Campbell, John R. Perkins, George A. Seeds and Donna C. Winner, all of whom have expressed their willingness to serve, have been nominated for election as directors of the Corporation to hold office for the term described and until their successors are elected and have qualified. All of the nominees are presently Directors of the Corporation. In the event one or more of such persons is unable or unwilling to serve as a director for any reason (and the Corporation knows of no such reason), the persons named in the enclosed proxy will vote for the other nominees named and such substituted nominees as may be nominated by the Board of Directors.

            INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

  Information concerning directors and executive officers is set forth below. The principal occupation of each director and executive officer as of the date hereof and for the past five years is included in the table. The information concerning beneficial ownership of Common Stock and Series B Preferred Stock is based upon information received as of March 1, 1996. No director or executive officer of the Corporation is the beneficial owner of any shares of Series A Preferred Stock.

                                                                                                         Amount and
                                                                           Amount and                     Nature of
                                                                            Nature of                     Beneficial
                                                          Expiration       Beneficial                    Ownership of
                                                          of Term of      Ownership of       Percent       Series B      Percent
         Name and                            Director     Office as       Common Stock         of         Preferred         of
    Principal Occupation              Age      Since     Director (a)        (b)(c)         Class (d)     Stock (e)     Class (d)
---------------------------------------------------------------------------------------------------------------------------------
PETER MORTENSEN                       60       1974          1998         65,110(g)                            957
Chairman & President of the
Corporation; and Chairman of
First National Bank of
Pennsylvania ("First National
Bank"), a subsidiary (f)

STEPHEN J. GURGOVITS                  52       1981          1996         25,978(g)(h)                          0
Executive Vice President of the
Corporation since 1995, Senior
Vice President of the Corporation
1988 - 1995; and President &
Chief Executive Officer of First
National Bank

SAMUEL K. SOLLENBERGER                58       1988          1997         13,733(g)                          800
Vice President of the
Corporation; and Chairman, Chief
Executive Officer of The
Metropolitan Savings Bank of Ohio
("Metropolitan"), a subsidiary,
since 1996 & President of
Metropolitan 1988-1995

W. RICHARD BLACKWOOD                  54       1985          1996         84,570               1.0           8,100         1.9
President of Harry Blackwood Inc.
(insurance and real estate)

WILLIAM B. CAMPBELL                   57       1975          1996         64,266(i)(j)                           0
Retired Business Executive

CHARLES T. CRICKS                     46       1994          1997         34,468(k)                              0
President of Greenwood Home Care,
Inc.

HENRY M. EKKER, ESQ.                  57       1994          1997         10,025                                 0
Attorney at Law, Partner of
Ekker, Kuster & McConnell



                                                                                                            Amount and
                                                                        Amount and                          Nature of
                                                                         Nature of                         Beneficial
                                                          Expiration    Beneficial                        Ownership of
                                                          of Term of   Ownership of        Percent          Series B        Percent
      Name and                               Director     Office as    Common Stock           of            Preferred         of
Principal Occupation                Age       Since      Director (a)     (b)(c)           Class (d)        Stock (e)      Class (d)
------------------------------------------------------------------------------------------------------------------------------------


THOMAS C. ELLIOTT                     72       1991          1998            16,538                                   0
President & Treasurer, Elliott
Bros. Steel Co. (steel processor)

THOMAS W. HODGE                       70       1975          1997            23,113(i)                                0
Retired Business Executive

GEORGE E. LOWE, D.D.S.                71       1975          1997             5,554                                   0
Dentist

PAUL P. LYNCH                         44       1991          1997            85,035(l)             1.0              200
Attorney at Law; President &
Chief Executive Officer, Lynch
Brothers Investments, Inc. (real
estate)

JAMES B. MILLER                       68       1985          1998               439                                   0
Retired School Administrator

ROBERT S. MOSS                        58       1994          1998             5,646                                   0
President, Associated Contractors
of Conneaut Lake, Inc. (general
contractors)

JOHN R. PERKINS                       68       1985          1996            58,368(m)                                0
Retired Vice President of the
Corporation; and Chairman
Emeritus of the Board of
Metropolitan

WILLIAM A. QUINN                      67       1974          1998             2,890                                   0
Retired Vice President of the
Corporation; and Retired
Executive Vice President &
Cashier of First National Bank

GEORGE A. SEEDS                       65       1992          1996             4,478                                   0
President, Findley Welding
Supply, Inc.

WILLIAM J. STRIMBU                    35       1995          1999            35,209(n)                                0
President, Nick Strimbu, Inc.
(common carrier)

ARCHIE O. WALLACE, ESQ.               61       1992          1999            13,750                                   0
Attorney at Law, Partner of
Rowley, Wallace, Keck, Karson &
St. John



                                                                                                           Amount and
                                                                           Amount and                      Nature of
                                                                            Nature of                      Beneficial
                                                            Expiration     Beneficial                      Ownership of
                                                            of Term of    Ownership of         Percent       Series B       Percent
      Name and                              Director        Office as     Common Stock           of         Preferred         of
Principal Occupation                Age      Since         Director (a)      (b)(c)           Class (d)     Stock (e)      Class (d)
------------------------------------------------------------------------------------------------------------------------------------


JOSEPH M. WALTON                      69       1975          1999            17,514                               650
Chairman of the Board, CEO &
Treasurer, Jamestown Paint Co.
(manufacturer of paint and
varnish)

JAMES T. WELLER                       65       1975          1999            51,876                                 0
Chairman of the Board & CEO,
Liberty Steel Products, Inc.
(steel processor)

ERIC J. WERNER, ESQ.                  33       1995          1999             2,729(o)                              0
Chief Administrative Officer,
General Counsel & Secretary,
Werner Co. (manufacturer of
climbing products and aluminum
extrusions)

DONNA C. WINNER                       49       1994          1996           221,500                2.6              0
Co-Owner, The Radisson Shenango,
Tara - A Country Inn,
The Winner (clothing store)

JOHN W. ROSE                          46        N/A          N/A             48,220                            24,000         5.6
Executive Vice President of the
Corporation since 1995; President
of McAllen Capital Partners, Inc.
1992-1995; President of
Livingston Financial Group 1988-
1992 (p)

WILLIAM J. RUNDORFF                   47        N/A          N/A              8,023(g)                              0
Executive Vice President of the
Corporation since 1995, Vice
President of the Corporation
1991-1995; and Vice President of
First National Bank since 1991

JOHN D. WATERS                        49        N/A          N/A              4,034                                 0
Vice President & CFO of the
Corporation; and Senior Vice
President & CFO of First National
Bank since June 1994; Executive
Vice President & CFO WSFS
Financial Corporation 1988-1993

All directors, director nominees and executive officers as a group (25 persons), as the beneficial owners of 894,212 shares of the outstanding Common Stock, owned 10.3% of the Common Stock of the Corporation as of March 1, 1996 and controlled 10.2% of the outstanding voting power of the Corporation's issued and outstanding stock.

(a) The term of office for directors expires at the annual meeting to be held during the year shown.

(b) Includes (1) the following shares which the officer or director has the right to acquire within sixty days upon exercise of stock options: Mr. Mortensen, 14,327 shares; Mr. Gurgovits, 12,008 shares; Mr. Sollenberger, 9,691 shares; Mr. Rundorff, 8,023 shares; and Mr. Waters, 367 shares; and
     (2) shares which the officer or director has the right to acquire by conversion of shares of Series B Preferred Stock. Shares of Series B Preferred Stock are convertible into shares of Common Stock at the ratio of 1.9479 shares of Common Stock per share of Series B Preferred Stock.

  (c) Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly owned company. This does not include the following shares held of record by the director's spouse or children, or held in trust, and as to which each director disclaims beneficial ownership: Mr. Mortensen, 69 shares; Mr. Hodge, 2,084 shares; Mr. Walton, 5,111 shares; and Mr. Weller, 9,822 shares.

(d)    Unless otherwise indicated, represents less than 1% of the class.

(e) Except as otherwise indicated, each director possesses sole investment power as to all shares listed opposite his or her name or shares these powers with his or her spouse or a wholly owned company. This does not include 650 shares held of record by Mr. Walton's wife and as to which Mr. Walton disclaims beneficial ownership.

(f)    Mr. Mortensen also serves as a director of Southwest Banks, Inc.

(g) Does not include shares awarded as an employer matching contribution as a part of the Corporation's 401(k) Plan.

(h) Includes 2,128 shares owned by Mr. Gurgovits' wife as a participant in her employer's profit sharing program; and 40 shares held by Mr. Gurgovits as trustee for his daughter.

(i) Includes 8,854 shares held in irrevocable trusts by the Trust Department of First National Bank. A committee which includes Messrs. Campbell and Hodge holds sole voting power over the shares, while the Trust Department possesses sole investment power over such shares.

(j) Includes 592 shares owned by Mr. Campbell's wife and 663 shares held in trust for his daughter, as to which Mr. Campbell shares voting and investment power.

(k)    Includes 2,715 shares held by Mr. Cricks as trustee for his children.

(l) Includes 28,671 shares owned by Mr. Lynch's wife; 786 shares owned by Mr. Lynch as custodian for his daughters; 651 shares owned by Mr. Lynch's wife as custodian for his daughters; and 522 shares owned by Mr. Lynch's mother as custodian for his daughter.

(m) Includes 2,062 shares jointly owned by Mr. Perkins and his daughter; and 11,175 shares held by Mr. Perkins as trustee for certain unrelated beneficiaries. Mr. Perkins shares voting and investment power with respect to all such shares.

(n) Excludes 67,217 shares held by Nick Strimbu, Inc. Salaried Employees Profit Sharing Plan of which Mr. Strimbu is a participant.

(o) Includes 2,625 shares owned by Manufacturers Indemnity and Insurance Company of America, as to which Mr. Werner shares voting and investment power.

(p) Mr. Rose also serves as a director of Lafayette American Bank & Trust Company and as Chairman of the Board of Monarch Bancorporation.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Upon review of Forms 3, 4 and 5 furnished to the Corporation during or with respect to its most recent fiscal year, the Corporation has determined that no officer, director or 10 percent shareholder of the Corporation failed to timely file or failed to file a report during 1995 as required by Section 16(a) of the Securities Exchange Act of 1934, except that Mr. Blackwood did not file, on a timely basis, a report for one transaction and Mr. Cricks did not file, on a timely basis, a report for several transactions.

DIRECTORS' FEES

  During 1995, each non-employee director was paid an annual retainer of $4,000 and $1,000 for each quarterly Board meeting attended. Additionally, certain non-employee directors were compensated for their attendance at various committee meetings of the Corporation's subsidiaries at rates ranging from $150 to $300 per meeting attended.

  In lieu of cash payments, directors may elect to have payment of fees deferred pursuant to a directors' deferred compensation plan. During 1995, such deferred fees accumulated interest at an annual rate of 6.82% from January 1 through June 30 and 5.63% from July 1 through December 31. Fees continue to be deferred until notification to terminate is received, and disbursement of accumulated fees begins with the calendar year following the year the participant ceases to be a director. During 1995, Messrs. Blackwood, Lynch, Perkins,

Walton and Ms. Winner participated in the directors' deferred compensation plan. Additionally, Messrs. Mortensen and Gurgovits have elected to participate in this plan by having an amount equal to the director fees paid to non-employee directors deferred from their base salaries.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

  Certain directors and executive officers of the Corporation and its subsidiaries and their associates were customers of, and had loans outstanding from, the Corporation's subsidiaries in the ordinary course of business during 1995. Such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Corporation's subsidiaries and did not involve more than the normal risk of collectability or present other unfavorable features.

BOARD AND COMMITTEE MEETINGS

  During 1995, the Board of Directors of the Corporation held 4 meetings. All directors except for Messrs. Moss, Walton, Werner and Ms. Winner attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they serve.

  The Board of Directors has an Audit Committee consisting of Messrs. Hodge, Lynch, Moss, Quinn and Dr. Lowe. Duties of the Audit Committee include engaging independent auditors, reviewing with the independent auditors the plan and results of the auditing engagement, approving services provided by the independent auditors, reviewing the independence of the independent auditors, considering the fees charged by the independent auditors and reviewing the adequacy of internal accounting controls. The Audit Committee met six times during 1995.

  The Board of Directors has a Compensation Committee which includes Messrs. Blackwood, Cricks, Weller and Mortensen, who serves ex-officio. During 1995, the Compensation Committee met five times. Duties of the Compensation Committee include reviewing the performance of and establishing compensation for the officers of F.N.B. Corporation and affiliate chief executive officers; reviewing and approving the compensation of affiliate senior officers as proposed by affiliate boards of directors; and reviewing compensation and benefit matters that have corporate-wide significance. The Compensation Committee also administers the 1990 Stock Option Plan (more fully described below).

  The Board of Directors has a Nominating Committee consisting of Messrs. Campbell, Elliott, Perkins, Quinn, Seeds and Walton. During 1995, the Nominating Committee met two times. The Nominating Committee is responsible for selecting and recommending to the Board of Directors nominees for election as director. The Nominating Committee will consider nominees recommended by shareholders of the Corporation. Such recommendations must be made in writing, include a statement of the nominee's qualifications, and be addressed to the Nominating Committee at the address of the Corporation. Shareholders may also nominate persons for election as directors in accordance with the procedures set forth in the Corporation's Bylaws. Written notification of such nomination, containing the required information, must be mailed or delivered to the Secretary of the Corporation not less than 14 days nor more than 50 days prior to the Annual Meeting.

                   PROPOSALS TO BE VOTED ON AT ANNUAL MEETING

  In addition to the election of directors of the Corporation described above, the Board of Directors of the Corporation is submitting to the shareholders for approval at the Annual Meeting four proposals, each of which is set forth below. The first proposal would amend the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 100,000,000 shares. As of March 1, 1996, a total of 10,258,217 shares were issued and outstanding or reserved for issuance upon exercise of outstanding stock options and conversion of outstanding shares of Preferred Stock and for issuance under the Dividend Reinvestment Plan, Restricted Stock Bonus Plan and 401(k) Plan. As a result, 9,741,783 shares remained available for issuance. An increase in the number of authorized shares is necessary at this time to provide additional shares for issuance in any potential acquisitions the Corporation might make using stock as consideration, and to ensure that shares are available for issuance to further other corporate purposes such as declaration of stock dividends.

  The other three proposals relate to approval by the shareholders of the Corporation's 1996 Stock Option Plan, which will further the purposes (described below) served by the Corporation's existing stock option plan approved by the shareholders in 1990, under which relatively few options remain available for granting to employees; approval of the Corporation's Restricted Stock and Incentive Bonus Plan for key employees and executive officers of the Corporation and its subsidiaries; and approval of a Directors' Compensation Plan providing for payment of directors' fees, which were formerly payable solely in cash, in the form of shares of Common Stock at the election of a director.

  The Board of Directors is recommending that shareholders approve these plans because they will promote the growth and profitability of the Corporation by:

              - Enabling the Corporation to continue to attract and retain the best available personnel to fill positions involving substantial responsibilities.

              - Providing incentives to officers, directors and key employees by more closely aligning their economic interests with those of the Corporation's shareholders through opportunities to obtain an equity stake in the Corporation.

              - Giving the Corporation additional flexibility in designing appropriate economic incentives to such persons in furtherance of these goals.

              - Enabling the Corporation where appropriate to provide incentive and other compensation to officers, directors and key employees in shares of Common Stock rather than by making payments in cash.

              - Enabling the Corporation to attract and retain highly qualified individuals from the community at large to serve as directors of the Corporation.

         Set forth below is a summary of each of the proposals being submitted to the shareholders at the Annual Meeting.

                                   PROPOSAL 1

      AMENDMENT TO ARTICLES OF INCORPORATION INCREASING THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has proposed that Article 5 of the Corporation's Articles of Incorporation be amended to increase the number of authorized shares of Common Stock from 20,000,000 shares, par value $2.00 per share, to 100,000,000 shares, par value $2.00 per share. As of March 1, 1996, a total of 8,607,065 shares of Common Stock were outstanding. In addition, a total of 1,651,152 shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options and conversion of outstanding shares of Preferred Stock and for issuance under the Dividend Reinvestment Plan, Restricted Stock Bonus Plan and 401(k) Plan. The increase in the number of authorized shares will enable the Corporation to issue stock in connection with any potential acquisitions the Corporation might make using stock as consideration and to further other corporate purposes such as declaring stock dividends.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

                                   PROPOSAL 2

             ADOPTION OF F.N.B. CORPORATION 1996 STOCK OPTION PLAN

         At the 1996 Annual Meeting, the Board is submitting the F.N.B. Corporation 1996 Stock Option Plan (the "Option Plan") to the shareholders for approval. A copy of the Option Plan is attached as EXHIBIT A to this proxy statement. Set forth below is a description of the material features of and other information relating to the Option Plan.

         GENERAL INFORMATION. The Board adopted the Option Plan on February 2, 1996. The Option Plan permits the Corporation to grant to participants incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options, (that is to say, stock options not meeting the requirements of Section 422), stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). The term "option" as used in this Proxy Statement without further qualification means any of the foregoing.

         The Option Plan is administered by a committee, currently the Compensation Committee of the Board of Directors of the Corporation (the "Committee"), which is composed of not less than two members of the Board of Directors of the Corporation, none of whom have been granted, during the one year prior to becoming a member of the Committee or during such service, securities pursuant to the Option Plan or any other plan of the Corporation or its subsidiaries (except to the extent permitted by subsection (c)(2)(i) of SEC Rule 16b-3). The members of the Committee are appointed by, and serve at the pleasure of, the Board of Directors of the Corporation.

         SHARES AVAILABLE FOR ISSUANCE. Options to purchase up to a number of shares equal to 10% of the total issued and outstanding shares of Common Stock at any time on a fully diluted basis may be granted under the Option Plan. As of March 1, 1996, the maximum number of shares issuable under the Option Plan based on this formula would be 954,113 shares. As of March 1, 1996, the market value of the Common Stock (based on the average of the "bid" and "ask" prices reported on the Nasdaq System) was $21.00 per share.

         PERSONS WHO MAY PARTICIPATE IN THE OPTION PLAN. Those eligible for participation in the Option Plan are key employees of the Corporation and its subsidiaries, including directors and officers of the Corporation who are employees, who share the responsibility for the management, growth or protection of the business of the Corporation or any subsidiary.

         PURCHASE OF SECURITIES PURSUANT TO THE OPTION PLAN; PAYMENT FOR SECURITIES OFFERED. The purchase price at which an option may be exercised ("exercise price") will be determined by the Committee at the time the option is granted. In no event, however, will the exercise price be less than the "fair market value" of the Common Stock, defined in the Option Plan as the average of the "bid" and "ask" price per share of Common Stock as quoted in a publication chosen by the Committee on the business day immediately prior to the date as of which fair market value is to be determined. In addition, the exercise price of an incentive stock option granted to an optionee who owns more than 10% of the combined voting power of all classes of the Corporation's outstanding stock must be at least 110% of the fair market value of the Common Stock on the date of grant.

         An optionee may exercise an option by giving written notice to the Corporation and by paying the exercise price in cash, or by surrendering other shares of Common Stock with a market value equal to the exercise price.

         All securities to be issued upon exercise of options granted under the Option Plan will be issued by the Corporation out of its authorized but unissued stock or out of repurchased shares held by the Corporation, or partly each. Such repurchased shares held by the Corporation may have been purchased by the Corporation on the open market or in private transactions from time to time.

         SARs. The Option Plan provides that SARs may be granted in connection with either incentive stock options (at the time such stock option is granted) or non-statutory stock options (at the time such stock option is granted or at any time thereafter during the option term). SARs are exercisable only to the extent the related stock option is exercisable and only by the same person or persons entitled to exercise the related stock option.

         Each SAR entitles the holder to surrender the related stock option, or any portion thereof, in exchange for that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value per share of Common Stock on the date of exercise over the option exercise price per share, multiplied by the number of shares covered by the stock option or portion thereof being surrendered. However, the Committee, in its discretion, may determine that the obligation of the Corporation with respect to a SAR be paid in cash or part in cash and part in shares (subject to certain limitations in the case of persons subject to Section 16 of the Exchange Act at the time of exercise).

         LSARs. The Option Plan provides for the grant of LSARs in connection with all or part of an incentive stock option at the time of the grant of such option, or in connection with a non-statutory option at the time such option is granted or at any time thereafter during the term of such option.

         Each LSAR entitles the holder of the related stock option, upon exercise of the LSAR, to surrender the stock option and any related SAR, to the extent unexercised, and receive an amount of cash, in respect of each share of Common Stock subject to such stock option (or the portion thereof surrendered), equal to the excess of the fair market value per share of the Common Stock over the exercise price of such stock option. LSARs shall be exercisable for a period of 60 days following the occurrence of certain events specified in the Option Plan relating to a change in control or possible change in control of the Corporation. No LSAR may be exercised until the holder has completed at least six months of continuous service with the Corporation or a subsidiary immediately following the date of grant of the LSAR.

         RESALE RESTRICTIONS. A participant who is granted an option under the Option Plan may not transfer the option other than by will or by the laws of descent and distribution. No person other than the participant to whom an option is granted may exercise such option during such participant's lifetime.

         BENEFITS GRANTED. The table immediately following Proposal 4 below contains certain information concerning the options which the Corporation estimates would have been granted under the Option Plan during 1995 to the executive officers and groups listed therein had the Option Plan been in effect.

         TERMINATION; AMENDMENT. The Option Plan terminates on February 2, 2006, subject to earlier termination by the Board. The Board has the authority to amend or terminate the Option Plan, provided that such amendment or termination does not adversely affect any outstanding option, SAR or LSAR unless the holder of such option has consented in writing thereto. In addition, no such amendment of the Option Plan shall, without prior shareholder approval, (a) increase the number of shares which may be issued or delivered under the Option Plan, (b) increase the total number of shares which may be covered by any stock option or options granted to any one optionee, (c) make any changes in the class of eligible employees or (d) extend the period set forth in the Option Plan during which options (with or without SARs or LSARs) may be granted.

         EXERCISE OF OPTIONS UPON CERTAIN EVENTS. The Option Plan provides that in the event a participant's employment with the Corporation is voluntarily terminated (other than for cause) with the Corporation's consent or as a result of retirement under a retirement plan of the Corporation, the participant will have three (3) months to exercise any vested incentive stock options outstanding. If a participant's employment terminates as a result of retirement under a retirement plan of the Corporation, however, any non-statutory stock options, whether or not vested at the time of termination, may be exercised at any time until the expiration date of such options. In the case of termination of employment arising from disability or (in the case of non-statutory stock options) voluntary termination of employment with the Corporation's consent, the participant will have twelve months to exercise any vested options outstanding, and in the case of the participant's death, the participant's estate or beneficiary will have twelve months to exercise any vested options then outstanding, in each case subject to any earlier expiration date of such options.

         In addition, each option granted under the Option Plan shall become exercisable in full upon certain events relating to a change in control or possible change in control of the Corporation, whether or not such option is then exercisable under the stock option agreement relating to such option.

         FORFEITURES AND PENALTIES; LIENS. Options issued under the Option Plan will cease to become exercisable upon the termination of the participant's employment by the Corporation for any reason other than voluntary termination with the consent of the Corporation or a subsidiary, retirement under any retirement plan of the Corporation or a subsidiary, or death. In addition, all options granted under the Option Plan expire on the tenth anniversary of the date of the grant (except that any incentive stock option granted to a holder of more than 10% of the combined voting power of all classes of the Corporation's outstanding stock expires on the fifth anniversary of the date of the grant), and no options may be granted after February 2, 2006.

         INCOME TAX CONSEQUENCES OF PLAN PARTICIPATION. Set forth below is a brief description of certain aspects of the Federal income tax consequences of the grant and exercise of options under the Option Plan and any subsequent disposition of stock acquired thereby (based upon present provisions of the Code and the Treasury regulations promulgated thereunder).

                 NON-STATUTORY STOCK OPTIONS. A participant who is granted a non-statutory stock option will not realize taxable income at the time such option is granted or when it vests. In general, a participant will be subject to tax at ordinary income rates (see "Rate Structure" below) in the year of exercise on the excess of the fair market value of the shares underlying the option on the date of exercise over the option exercise price (the "spread"). Because the spread is compensation income for federal income tax purposes, income tax withholding requirements apply upon exercise, and the Corporation will receive a corresponding deduction. The participant's basis in the shares so acquired will be equal to the fair market value thereof on the exercise date (i.e., the option exercise price plus the spread upon which the participant is taxed). Upon subsequent disposition of such shares, the participant will realize long-term capital gain or loss if he has held the shares for more than one year since the option was exercised; otherwise, such capital gain or loss will be short-term.

                 INCENTIVE STOCK OPTIONS. A participant is not taxed at the time an incentive stock option is granted. The tax consequences upon exercise and later disposition depend upon the participant's employee status at certain determination points and on whether the participant meets certain holding period requirements.

                 (a) If the participant was an employee of the Corporation or any of its subsidiaries at all times during the period beginning on the date on which the option was granted and continuing to the day which is three months (12 months in the case of disability or death) before the option is exercised (the "employment rule"), and if the participant (other than a participant who dies and his or her heirs) holds the shares of stock acquired upon exercise of the option until the later of two years after the option grant date or one year after the exercise date (the "holding period rule"), then, for regular tax purposes, the participant will not realize income upon exercise or vesting of the option and the Corporation will not be allowed an income tax deduction at any time. The difference between the option exercise price and the amount realized upon disposition of the shares by the participant will constitute a long-term or short-term capital gain or loss (depending upon whether the participant sells such stock on the first anniversary of the exercise date or waits for at least one additional day). For purposes of the alternative minimum tax ("AMT"), the spread (as defined above) will be recognized as an item of adjustment for the year of exercise.

                 (b) If the participant meets the employment rule but fails to observe the holding period rule, (i) the spread (as of the option exercise date or any later date as might apply under the rules discussed above with respect to non-statutory stock options), but not more than the gain realized, will be treated as ordinary income, (ii) the balance of gain (if any), or the amount of any loss, will be treated as capital gain or loss (long-term or short-term depending on the length of time the stock was held after the option was exercised),
         (iii) any item of adjustment for AMT purposes will be eliminated, and
         (iv) the Corporation will be entitled to a deduction equal to the amount of ordinary income upon which the participant is taxed.

                 (c) If a participant exercises an incentive stock option but does not meet the employment rule, the option will be treated as a non-statutory stock option, the federal income tax treatment of which is described above.

                 SARS AND LSARS. A participant is not taxed upon the grant of SARs or LSARs. Upon exercise of such rights, he or she will be taxed at ordinary income tax rates (subject to withholding) on the amount of cash received and/or the current fair market value of stock received, and the Corporation will be entitled to a corresponding deduction.
         The participant's basis in any shares acquired through the exercise of SARs and LSARs will be equal to the amount of ordinary income on which he or she was taxed, and upon subsequent disposition, any gain or loss will be a capital gain or loss.

                 RATE STRUCTURE. Except where the special holding period rules for incentive stock options apply, a capital gain or loss is long-term or short-term depending upon whether the stock has been held for more than one year. For individuals under the present rate structure provided by the Code, both ordinary income and short-term capital gain are taxed at a maximum rate of 39.6%, and long-term capital gain is taxed at a maximum rate of 28%.

         INTEREST OF NOMINEES IN OPTION PLAN. One person nominated for election to the Board of Directors at the 1996 Annual Meeting, Stephen J. Gurgovits, is presently eligible to receive grants of options under the Option Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.

                                   PROPOSAL 3

              ADOPTION OF F.N.B. CORPORATION RESTRICTED STOCK AND
                              INCENTIVE BONUS PLAN

         At the 1996 Annual Meeting, the Board is submitting the F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (the "Incentive Stock Plan") to the shareholders for approval. A copy of the Incentive Stock Plan is
attached as EXHIBIT B to this proxy statement.   Set forth below is a
description of the material features of and other information relating to the Incentive Stock Plan.

GENERAL INFORMATION

         The provisions of the Incentive Stock Plan relating to grants of restricted stock (the "Restricted Stock Provisions") were originally adopted by the Board of Directors of the Corporation on February 18, 1994 as the "F.N.B. Corporation Restricted Stock Bonus Plan". The Incentive Stock Plan, including the Restricted Stock Provisions and other provisions relating to incentive bonus grants (the "Incentive Bonus Provisions"), was adopted by the Board on February 2, 1996. The Incentive Stock Plan also incorporates, as part of the Incentive Bonus Provisions, provisions of an incentive bonus plan adopted by the Board of Directors on January 31, 1995. The Incentive Stock Plan is administered by the Committee.

GRANTS OF RESTRICTED STOCK

         ELIGIBLE PARTICIPANTS.   All employees of the Corporation or any of
its subsidiaries on a full-time salaried basis are eligible to participate in the Restricted Stock Provisions. Employees who are granted shares of Common Stock under the Restricted Stock Provisions ("Shares") are referred to individually as a "Restricted Stock Participant" and collectively as "Restricted Stock Participants." The Committee selects the employees to whom grants are made under the Restricted Stock Provisions.

         GRANTS OF COMMON STOCK.   Each grant of Shares under the Restricted
Stock Provisions is evidenced by a Restricted Stock Agreement, which is subject to the vesting and forfeiture restrictions described below (see "Vesting and Forfeiture" below) and to such other terms and conditions as the Committee may deem appropriate in each case.

         VESTING AND FORFEITURE.   All Shares granted under the Restricted
Stock Provisions will vest and become freely transferable by the Restricted Stock Participant over a period of not less than one and not more than five years commencing on the date of grant, as determined by the Committee at the time of the grant (the "Vesting Period"), and will be subject to forfeiture as set forth below until vested (the period of time during which any Shares are subject to a risk of forfeiture is referred to as the "Restricted Period"). Unless otherwise determined by the Committee, Shares shall vest in equal installments during the Vesting Period on each anniversary of the date of grant until all Shares awarded pursuant to such grant have vested or have been forfeited. Shares awarded under the Restricted Stock Provisions are enrolled in the Restricted Stock Participant's name in the Corporation's Voluntary Dividend Reinvestment and Stock Purchase Plan ("DRP") and must remain in the DRP throughout the Restricted Period applicable to such Shares.

         VOTING AND DIVIDEND RIGHTS.   Restricted Stock Participants have full
voting rights with respect to all Shares granted under the Restricted Stock Provisions, including the Shares which have not yet vested, unless and until such Shares are forfeited to the Corporation. In addition, Restricted Stock Participants who are awarded Shares under the Restricted Stock Provisions have full cash and stock dividend rights with respect to such Shares; however, dividends must be held and reinvested under the DRP, and are subject to the same restrictions as the Shares that are the basis for the dividend, during the applicable Restricted Period.

         TERMINATION OF EMPLOYMENT.   All restrictions placed upon Shares
granted under the Restricted Stock Provisions shall lapse immediately and such Shares shall automatically vest upon (i) termination of the Restricted Stock Participant's employment with the Corporation (or the subsidiary of the Corporation by which the Restricted Stock Participant is employed) if, and only if, such termination is by reason of the Restricted Stock Participant's death, disability covered by a disability plan of the Corporation then in effect or retirement with the consent of the Corporation or such subsidiary; or (ii) the occurrence of a Change in Control (as defined in the Incentive Stock Plan) of the Corporation. In addition, the Committee may allow restrictions on the Shares to lapse prior to the date specified in a Restricted Stock Participant's Restricted Stock Agreement if, in the judgment of the Committee, such allowance is necessary to avoid undue hardship or unfairness to the Restricted Stock Participant.

         Upon the effective date of a termination for any reason not specified above, all Shares then subject to a risk of forfeiture (together with all dividends and/or shares of Common Stock purchased under the DRP on account of such Shares) immediately shall be forfeited and returned to the Corporation by the administrator of the DRP without consideration or further action being required of the Corporation.

         TRANSFER RESTRICTIONS.   A Restricted Stock Participant who is granted
Shares under the Restricted Stock Provisions may not transfer such Shares until they are vested (other than by will or by the laws of descent and distribution).

INCENTIVE BONUS GRANTS

         ELIGIBLE PARTICIPANTS.   The employees who are eligible to receive
awards under the Incentive Bonus Provisions ("Incentive Awards") are the executive officers of the Corporation or its subsidiaries of the Corporation who are members of a select group of management employees and who, in the opinion of the Committee, are in a position to have a direct and significant impact on achieving the Corporation's profit and growth objectives. Each year the Committee designates eligible employees.

         TERMS OF AWARDS.   The duration of each "award period" under the
Incentive Bonus Provisions is one year corresponding to each of the Corporation's fiscal years. No later than the end of the first calendar quarter of each award period, the Committee selects participants ("Incentive Bonus Participants") and determines the performance achievement targets for each Incentive Bonus Participant and the amount of Incentive Awards the Incentive Bonus Participant may earn upon achieving such targets in respect of each award period based on the Committee's analysis of various factors it deems appropriate, including similar incentive plans of comparable companies and the relative contribution to each Incentive Bonus Participant to the overall performance of the Corporation and its key subsidiaries.

         Payout of Incentive Awards for any award period are made within 45 days after the date the Corporation receives the report of its independent auditors on the Corporation's financial statements for such award period. Such Incentive Awards may be paid in cash or in Common Stock or partly in each as the Committee in its discretion determines. If any portion is paid in authorized but unissued shares, or treasury shares, the Common Stock is valued at the average of the "bid" and "ask" prices of the Common Stock on the over-the-counter market on the business day next preceding the date of payment. The Corporation also may pay all or part of an Incentive Award payable in Common Stock by purchasing shares in the open market on a date reasonably close to the date of payment. Payouts of Incentive Awards may also be made pursuant to deferred compensation arrangements, as the Committee may determine in its discretion.

         The Committee has the right, in its discretion, to modify the amount of any Incentive Award earned by any Incentive Bonus Participant in respect of any award period if the Committee in its sole discretion determines that it is reasonable to do so (i) as a result of extraordinary transactions to which the Corporation or any of its subsidiaries was subject or material accounting changes or adjustments applicable to the Corporation in respect of that award period or (ii) based on such quantitative factors as the Committee deems appropriate.

         RESTRICTIONS ON STOCK GRANTS.   Any shares of Common Stock granted to
an Incentive Bonus Participant must be held by the Incentive Bonus Participant for a minimum of six months prior to any disposition thereof. In addition, the Committee in its discretion may require that any such shares of Common Stock not "vest" for a period of up to five years and otherwise be subject to such restrictions (including restrictions identical to those which may be imposed on restricted stock grants under the Restricted Stock Provisions), with the terms and conditions of such restrictions and "vesting", and related forfeiture provisions, to be determined by the Committee in its discretion, subject to the provisions described above under "Grants of Restricted Stock -- Termination of Employment".

         With certain exceptions, the payout of an Incentive Award to an Incentive Bonus Participant is subject to the Incentive Bonus Participant continuing in the employ of the Corporation or a subsidiary thereof, as the case may be, through the date the payout is made. In the event an Incentive Bonus Participant's employment terminates prior to the date the payout is made for reasons other than voluntary termination of employment or termination of employment by the Corporation for cause, the Committee will have sole discretion to determine whether and to what extent an Incentive Award will be paid out to the Incentive Bonus Participant or to his or her beneficiary; provided that if such termination occurs following a Change of Control and the Incentive Bonus Participant would otherwise be entitled to payment of an Incentive Award in respect of the preceding award period, then such Incentive Award shall be paid to such Incentive Bonus Participant unless the Incentive Bonus Participant's employment was terminated for cause or the Incentive Bonus Participant voluntarily terminated his employment other than for good reason, as the terms "cause" and "good reason" are defined in the Incentive Bonus Provisions.

         Any shares of Common Stock granted under the Incentive Bonus Provisions are enrolled in the Incentive Bonus Participant's name in the DRP. The Incentive Bonus Participant is entitled to exercise all rights to such shares, including the right to withdraw such shares from the DRP, in accordance with the terms of the DRP (subject to any restrictions on such shares that may be imposed by the Committee in accordance with the Incentive Stock Plan).

SECURITIES TO BE OFFERED

         The total number of shares of Common Stock that may be issued pursuant to the Restricted Stock Provisions in any calendar year may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding Common Stock on a fully diluted basis, and the total number of shares of Common Stock that may be issued pursuant to the Incentive Bonus Provisions in respect of any award period may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding Common Stock in such award period on a fully diluted basis, in each case subject to adjustment as provided in the Incentive Stock Plan in the case of any change in the outstanding shares of Common Stock of the Corporation. Such shares may be either authorized but unissued shares or shares repurchased by the Corporation, or partly each. Shares that are awarded under the Incentive Stock Plan but are later forfeited shall again become available for grant under the Incentive Stock Plan. As of March 1, 1996, a total of 8,161 Shares had been issued pursuant to the Restricted Stock Provisions (all of which were granted pursuant to the Restricted Stock Bonus Plan prior to the incorporation of the terms of such plan into the Incentive Stock Plan).

AMENDMENT

         The Incentive Stock Plan provides that the Board of Directors of the Corporation may amend or terminate the Incentive Stock Plan at any time. However, no alteration, amendment, revocation or termination of the Incentive Stock Plan that adversely affects the rights of holders of shares of Common Stock granted under the Incentive Stock Plan will be made without their written consent.

BENEFITS GRANTED

         The table immediately following Proposal 4 below contains certain information concerning the benefits which the Corporation estimates would have been granted under the Restricted Stock Provisions of the Incentive Stock Plan during 1995 to the executive officers and groups listed therein had the Incentive Stock Plan been in effect.

INTEREST OF NOMINEES IN INCENTIVE STOCK PLAN

         One person nominated for election to the Board of Directors at the 1996 Annual Meeting, Mr. Gurgovits, is presently eligible to receive grants under this Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.

                                   PROPOSAL 4

                         ADOPTION OF F.N.B. CORPORATION
                          DIRECTORS' COMPENSATION PLAN

         At the 1996 Annual Meeting, the Board is submitting the F.N.B. Corporation Directors' Compensation Plan (the "Directors' Plan") to the shareholders for approval. A copy of the Directors' Plan is attached as EXHIBIT C to this proxy statement. Set forth below is a description of the material features of and other information relating to the Directors' Plan.

         GENERAL INFORMATION. The Directors' Plan was adopted by the Board of Directors of the Corporation on February 2, 1996 subject to approval by the shareholders at the Annual Meeting. The purposes of the Directors' Plan generally are to promote the interests of the Corporation and its shareholders by attracting and retaining Directors capable of furthering the future success of the Corporation and by aligning their economic interests more closely with those of the Corporation's shareholders.

         SECURITIES TO BE OFFERED. The total number of shares of Common Stock that may be issued pursuant to the Directors' Plan in any calendar year may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding Common Stock on a fully diluted basis, subject to adjustment. Such shares may be either authorized and unissued shares, treasury shares or shares purchased by the Corporation on the open market.

         ELIGIBLE PARTICIPANTS. Each Director of the Corporation or any subsidiary of the Corporation ("Subsidiary") is eligible to participate in the Directors' Plan. Currently 57 persons are eligible to participate.

         ELECTION TO RECEIVE SHARES. Each Director of the Corporation or any Subsidiary may at any time elect to receive (a "Share Election") shares of Common Stock in lieu of cash as his or her compensation for attendance at meetings of the Board of Directors of the Corporation or a Subsidiary and Committees of the Board of Directors of the Corporation or a Subsidiary for any period after the period beginning on the date such election is made and ending on the date which is six months later (the "Initial Period"). Notwithstanding any contrary provision of the Plan, any Share Election made by a Director who is subject to Section 16(b) of the Exchange Act ("Section 16 Person") must be irrevocable and must be made by such Director at least six (6) months prior to the effective date of such Share Election. The number of shares of Common Stock to be granted to each Director who makes such election shall equal the number of shares of Common Stock that may be purchased (or having a market value equal to) the amount of cash otherwise payable to such Director by the Corporation for attendance at such meetings.

         PAYMENT OF FEES DURING INITIAL PERIOD. A Director may elect (an "Initial Period Deferral Election") to delay for six months receipt of all or a portion of the cash fees payable to the Director during the Initial Period.
Any cash fees as to which an Initial Period Deferral Election has been made shall be maintained and held in a separate memorandum account and shall accrue interest at an annual rate equal to the longest term individual retirement account rate paid from time to time by First National Bank of Pennsylvania.

         A Director who has made an Initial Period Deferral Election shall be deemed to have elected to receive the Initial Period Fees in Shares rather than in cash. Such election shall become effective on the date six (6) months after the Corporation's receipt of the notice containing such election.

         DEFERRAL OF SHARES OR INITIAL PERIOD FEES. A Director may elect on or before December 31st of any year to defer receipt of all of his annual fees payable under the Directors' Plan in Shares for the period beginning on January 1 of the following calendar year and continuing until the Corporation receives written notice from the Director terminating such deferral (a "Share Deferral Election"); provided, however, that (i) any Share Deferral

Election for fees payable in respect of calendar year 1996 must be made on or before the date which is thirty days after the date on which the Directors' Plan is approved by the shareholders of the Corporation and (ii) the Director may make a Share Deferral Election for the calendar year in which he or she is first elected to the Board of Directors on or before the date thirty days after the date of his or her initial election to the Board of Directors. Such deferred fees will be maintained and held for the Director in a separate memorandum account.

         The shares of Common Stock to be received by a Director who has made a Share Deferral Election with respect to such shares shall be issued to the Director in annual installments as nearly equal in number as possible over a ten-year period (or such longer or shorter period as the Committee may determine) beginning with the first day of the calendar year immediately following the year in which the Director ceases to be a director. The Director shall not be deemed to be the legal or beneficial owner of any Shares until such Shares are distributed by the Corporation to the Director except that all stock dividends otherwise payable on such Shares shall be credited to the Director's memorandum account.

         If a Director has previously deferred cash fees, the Director may elect to receive all or a percentage of the cash fees previously deferred in Shares rather than in cash.

         In the event a Director ceases to be a director of the Corporation and becomes a proprietor, officer, partner, employee, or otherwise becomes affiliated with any business that is in competition with the Corporation, the entire balance of his or her deferred fees may, if directed by the Board of Directors, in its sole discretion, be issued immediately to the Director.

         PROVISIONS RELATING TO SHARES ISSUED UNDER DIRECTORS' PLAN. The shares of Common Stock granted under the Directors' Plan may be treasury shares or newly-issued shares or may be shares purchased by the Corporation on the open market and delivered to any Director. In cases where authorized but unissued or treasury shares of Common Stock are used, the Common Stock shall be valued at the average of the "bid" and "ask" prices of the Common Stock in the over-the-counter market on the business day next preceding the date of the Board or Committee meeting. In cases where the Corporation purchases the shares of Common Stock, it shall do so as of a date reasonably close to the date of the Board or Committee meeting.

         All shares of Common Stock issued to a Director under the Directors' Plan shall, at the time of issuance to the Director, be enrolled in the Director's name in the DRP. The Director shall be entitled to exercise all rights to such shares, including the right to withdraw such shares from the DRP, in accordance with the terms of the DRP.

         AMENDMENT. The Directors' Plan provides that the Board of Directors of the Corporation may amend or terminate the Directors' Plan at any time, provided that, if shareholder approval of such action is necessary in order to ensure compliance with Rule 16b-3, such action shall be subject to approval by the holders of the Shares by the vote and in the manner required by Rule 16b-3.

         BENEFITS GRANTED. The table immediately following this Proposal 4 contains certain information concerning the benefits which the Corporation estimates would have been granted under the Directors' Plan to the persons and groups listed had the Directors' Plan been in effect during 1995.

         INTEREST OF NOMINEES IN DIRECTORS' PLAN. Each of the nominees for election to the Board of Directors at the 1996 Annual Meeting will be eligible to receive shares of Common Stock under the Directors' Plan upon his or her election at the Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.

         The following table sets forth the benefits that the Corporation estimates would have been provided under the foregoing plans during 1995 had such plans been in effect (in the case of the Option Plan, based on the options granted in 1995 under the Corporation's 1990 Stock Option Plan, in the case of the Incentive Stock Plan and Restricted Stock Bonus Plan, based on the actual amounts earned during 1995, and in the case of the Directors' Plan, based on the actual directors' fees paid during 1995 assuming that all directors would have elected to receive such fees in Common Stock). There can be no assurance that such estimates will accurately reflect future benefits to be granted under such plans, as the benefits to be granted in the future to the listed groups and officers cannot be determined. See Summary Compensation Table on page 20 for the titles and positions of the Named Executives.

                                            Option Plan          Restricted Stock and Incentive Bonus Plan       Directors' Plan

                                                                  Restricted Stock       Incentive Bonus
                                                                     Provisions             Provisions

                                          # of         Dollar        # of      Dollar      # of      Dollar       # of      Dollar
          Name and Position             Options       Value(1)     Shares(2)    Value     Shares(2)   Value      Shares(2)   Value

 Peter Mortensen                         8,400         63,105        None          --      4,603      99,243         557     12,000

 Stephen J. Gurgovits                    7,350         55,217        None          --      3,628      78,232         510     11,000

 Samuel K. Sollenberger                  6,300         47,329        None          --      1,076      23,211        None         --

 William J. Rundorff                     6,300         47,329        None          --      1,625      35,038        None         --

 John D. Waters                          1,837         13,800        None          --        783      16,875        None         --

 All executive officers as a group      30,187        226,780        None          --     12,905     278,266       1,067     23,000

 All non-executive directors as a         None             --        None          --       None          --      22,724    490,000
 group

 All non-executive employees as a       52,500        394,406       2,551      55,000      6,757     145,700        None         --
 group


(1) Dollar value of options is based on the product of (i) the difference between the average of the "bid" and "ask" prices per share for the Common Stock on the Nasdaq System on December 29, 1995 ($21.5625) and the exercise price per share of the options adjusted for stock dividends and (ii) the number of shares of Common Stock obtainable upon exercise of the options.

(2) The number of shares is based on the average of the "bid" and "ask" prices per share for the Common Stock on the Nasdaq System on December 29, 1995
($21.5625), divided into the dollar value of amounts earned.


                         COMPENSATION COMMITTEE REPORT

To Our Shareholders:
                                 OVERALL POLICY

         The central objective of the Corporation's compensation philosophy is to provide fair and reasonable compensation to its executive officers and employees. The Compensation Committee of the Corporation (the "Committee") believes that successful achievement of this objective attracts and retains qualified executives, recognizes and rewards individual and collective contributions and maximizes shareholder value by fostering consistently improving financial performance.

         The process for determining fair and reasonable compensation for the executive officers of the Corporation, as well as the senior officers of its principal operating subsidiaries, has been carried out by the Board's Committee for each year covered by the Summary Compensation Table. In that period, at least a majority of the Committee has been comprised of "outside" directors, that is, persons not in the employ of the Corporation or any of its subsidiaries and who are not related by blood or marriage to any executive or senior officer.

         As a matter of long-standing, general practice, the specific amounts of cash compensation payable to each of the executive and senior officers for their services in a particular year are fixed at or before the beginning of the year, upon the Committee's recommendation and the Board's final approval. The Committee's compensation strategy for 1995 was approved in November of 1994 and formal deliberation took place in December of 1994 with final Board approval given in January of 1995.

                            COMPENSATION COMPONENTS

         The Corporation compensates its executive officers in three ways: (1) base salary, (2) performance-based compensation and (3) long-term incentive compensation. Each of these components of compensation is discussed in more detail below.

         The annual base salary of executive officers is the primary method for payment of cash compensation to executive officers. For 1995 the factors and criteria upon which the base salaries of the Corporation's executive officers, including Peter Mortensen, the Chief Executive Officer of the Corporation, were determined included (i) the combined value of all cash and non-cash benefits currently received by the officer, (ii) the officer's compensation history,
(iii) the financial condition of the Corporation and the subsidiary with which the officer is employed, (iv) the performance of the business units under the officer's management and (v) the officer's individual performance. The Committee did not assign a particular weight to any of these factors. Based upon its review of these factors, the Committee granted no or small base salary increases to its executive officers for 1995.

         In determining base salary and other compensation for executives, the Committee also reviewed compensation and financial performance survey data, assembled and published by several recognized independent sources, describing patterns and amounts paid to other individuals performing the same or similar jobs as the Corporation's executive officers at financial institutions of comparable size. Those peer institutions are compared on both a national and a regional basis. As a general policy, the Committee relies on this information as a guide in determining fair and reasonable compensation for the Corporation's executive officers. The overall cash compensation paid in 1994 to the Corporation's executive officers as a group is at or about the 39% percentile of the comparative group, with Mr. Mortensen compensated at about the 40% percentile.

         Performance-based compensation is awarded to executive officers and other employees under a Performance Compensation Program (described below under "Performance Compensation Program") operated by the Corporation's bank and savings and loan subsidiaries. Awards are based upon the attainment by the subsidiary with which the officer or employee is employed of various performance factors at the beginning of the year, including growth, profitability, asset quality and productivity. Each of these factors is broken down into various additional components, each of which is accorded different weights for each of the Corporation's different subsidiaries. Beginning in 1995, Messrs. Mortensen, Gurgovits, Rundorff, Sollenberger and one other executive officer ceased to be eligible to participate in the Performance Compensation Program and instead became eligible to participate in the incentive bonus plan described below.

         In 1995, the Corporation adopted an incentive bonus plan (which will become part of the Restricted Stock and Incentive Bonus Plan being submitted to the shareholders at the Annual Meeting) pursuant to which certain executive and other senior officers became eligible to receive incentive bonuses based on performance factors established by the Committee at the beginning of 1995. Such bonuses were paid in February 1996 following the Committee's determination that such performance targets were met. The Committee contemplates that the persons listed in the Summary Compensation Table will be eligible to participate in the incentive bonus aspect of the Restricted Stock and Incentive Bonus Plan in respect of each calendar year in which that Plan is in effect and will not participate in the Performance Compensation Program in respect of that calendar year.

         In 1995, the Committee granted incentive compensation in the form of stock options to its executive officers and other senior officers under the Corporation's 1990 Stock Option Plan (see "Stock Options" below). The Committee has historically granted stock options as a means of providing long-term incentives to employees, rather than as a reward for past performance. All stock options granted by the Corporation under the 1990 Plan "vest" incrementally over a five-year period based on the optionee's continued employment by the Corporation or one of its principal subsidiaries. The Committee therefore based its 1995 decisions with regard to the stock options granted to its executive officers (including Mr. Mortensen, the CEO) primarily upon the total number of options available for grant and the officer's position, with adjustments for individual performance where appropriate.

         The Committee also granted restricted stock in 1995 to certain executive and other senior officers under the Corporation's Restricted Stock Bonus Plan approved in early 1995 by the Board (which will become part of the Restricted Stock and Incentive Bonus Plan being submitted to the shareholders at the Annual Meeting). None of the executive officers of the Corporation included in the Summary Compensation Table received such restricted stock grants in 1995. The granting of restricted stock reflects the Committee's desire to increase the portion of executive compensation paid in the form of stock. Such grants are also a key component of the Committee's long-term incentive compensation policy because restricted stock granted under such Plan only "vests" incrementally over a five-year period based on the recipient's continued employment by the Corporation or one of its principal subsidiaries.

         The continued shift in emphasis toward long-term incentive compensation by utilization of restricted stock and stock options is designed to more closely relate executive pay to performance and put more executive compensation "at risk", thus enhancing the officers' focus on maximizing shareholder value and tying executive compensation to long-term shareholder value. The Restricted Stock and Incentive Bonus Plan described below, together with the proposed adoption of the 1996 Stock Option Plan, also reflect this increased emphasis on long-term incentive compensation based on restricted stock and option grants.

                                               Respectfully submitted,

                                               James T. Weller, Chairman
                                               George A. Seeds
                                               W. Richard Blackwood
                                               Charles T. Cricks


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Mortensen, Chairman and President of the Corporation, served as an ex-officio member of the Corporation's Compensation Committee, and did not participate in any deliberations involving his own compensation.

         Mr. Mortensen serves on the board of directors of Liberty Steel Products, Inc., a closely held corporation which is wholly owned by Mr. Weller and his family. Mr. Weller, a member of the Corporation's Compensation Committee, is Chairman and Chief Executive Officer of Liberty Steel Products, Inc.

Executive Remuneration

         The following table sets forth information regarding remuneration paid by the Corporation and its subsidiaries for the years shown to the Chairman and President of the Corporation and the four other most highly compensated executive officers of the Corporation whose aggregate annual remuneration exceeded $100,000 (the "Named Executive Officers").


                                                      SUMMARY COMPENSATION TABLE
                                                                                    Long Term Compensation
                            Annual Compensation                                       Awards              Payouts
            (a)              (b)      (c)         (d)           (e)             (f)            (g)          (h)            (i)
         Name and                                             Other         Restricted     Securities       LTIP        All Other
         Principal                   Salary      Bonus        Annual           Stock       Underlying     Payouts      Compensation
         Position           Year      ($)         ($)     Compensation(3)   Awards ($)      Options/        ($)            ($)
                                                                ($)                           SARs
                                                                                               (#)
--------------------------------------------------------------------------------------------------------------------------------

  Peter Mortensen           1995    347,004     99,243(1)                      None           8,400         None       35,472(4),(5)
   Chairman and President   1994    347,005     12,826(2)      13,981          None           6,615         None       45,196
   of the Corporation;      1993    347,005      None                          None           6,945         None       39,261
   Chairman of First
   National Bank

  Stephen J. Gurgovits      1995    250,008     78,232(1)                      None           7,350         None       22,256(4),(5)
   Executive Vice           1994    250,008      9,101(2)       6,710          None           5,512         None       25,232
   President of the         1993    250,000      None                          None           5,787         None       19,335
   Corporation; President
   and CEO of First
   National Bank

  Samuel K. Sollenberger    1995    161,000     23,211(1)                      None           6,300         None        7,207(4)
   Vice President of the    1994    161,000      9,467(2)                      None           4,410         None        7,325
   Corporation; Chairman    1993    161,000      None                          None           4,630         None        6,562
   and CEO of
   Metropolitan

  William J. Rundorff       1995    147,012     35,038(1)                      None           6,300         None        9,885(4),(5)
   Executive Vice           1994    140,004      5,376(2)                      None           4,410         None       12,080
   President of the         1993    136,500        669(2)                      None           3,472         None        8,908
   Corporation; Vice
   President of First
   National Bank

  John D. Waters            1995    118,008     16,875(1)                      None           1,837         None            0
   Vice President and CFO   1994     62,181      2,413(2)      28,974          None               0         None            0
   of the Corporation;
   Senior Vice President
   and CFO of First
   National Bank

(1) Amount earned by the officer under the Corporation's Incentive Bonus Plan.


(2) Amount earned by the officer under the Corporation's Performance Compensation Program.

(3) The aggregate amount of payments made to each officer for perquisites or other personal benefits did not exceed 10% of salary and bonus except that in 1994, Messrs. Mortensen and Gurgovits received $13,981 and $6,710, respectively, as a reimbursement due to increases in the Federal income tax rates. Also in 1994, Mr. Waters received a relocation allowance of $28,974.

(4) Includes the following amounts paid or accrued by the Corporation under the following programs to Messrs. Mortensen, Gurgovits, Sollenberger and Rundorff, respectively: 401(k) Plan (employer matching contributions), $4,500, $4,500, $4,324 and $4,481; Basic Retirement Plan (employer matching contributions relating to 401(k) Plan), $12,592, $6,485, $882, and $1,377; Supplemental
Disability, $8,357, $4,647, $2,001, and $0.


(5) Includes the following amounts which represent the present value of imputed interest on the Corporation's portion of split dollar life insurance premiums paid during 1995: Mr. Mortensen, $10,023; Mr. Gurgovits, $6,625; and Mr. Rundorff, $4,027. These premiums will be returned to the Corporation upon the earlier of either the death of the covered employee or termination of the policy.


DEFERRED COMPENSATION

         In addition to the Basic Retirement Plan (more fully described below), the Board of Directors of First National Bank has established a Deferred Compensation Plan (the "Compensation Plan") for Messrs. Mortensen and Gurgovits which commenced January 1, 1986. The Compensation Plan provides for payments of annual benefits of $62,000 for Mr. Mortensen and $25,000 for Mr. Gurgovits for a period of ten years commencing upon the occurrence of: (a) retirement from First National Bank; (b) complete and total disability; or (c) the death of the participant in the event such death occurs prior to retirement.

PERFORMANCE COMPENSATION PROGRAM


         The Corporation's banking subsidiaries have established a Performance Compensation Program ("Program") in which all employees are eligible to participate. The amount of the award available for distribution is based upon that subsidiary's performance with regard to Performance Factors. In 1995, the Performance Factors focused on loan and deposit growth, profitability, asset quality and productivity. The Program also establishes a range of payout percentages which reflect that subsidiary's success in achieving these Performance Factors. This payout percentage is uniformly applied to the gross salaries of each eligible employee. In 1995, Messrs. Mortensen, Gurgovits, Rundorff and Sollenberger did not participate in the Program.

STOCK OPTIONS

         The Corporation's 1990 Stock Option Plan (the "1990 Plan") authorizes the grant to key employees of the Corporation and its subsidiaries of incentive stock options, intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options (not intended to qualify under Section 422 of the Code), stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). The purposes of the 1990 Plan are to promote growth and profitability of the Corporation by enabling it to attract and retain the best available personnel for positions of substantial responsibility, and to provide key employees with an opportunity for investment in the Corporation's Common Stock and to give them an additional incentive to increase their efforts on behalf of the Corporation and its subsidiaries.

         The 1990 Plan is administered by the Committee, which has the authority to determine and designate the key employees to whom options are to be granted, the number of shares to be optioned, the option exercise price, the type of option, the option period, the restrictions, if any, on the shares, if any, issuable upon the exercise of the option, the terms for payment of the option price and the terms and conditions of each option. The Committee may include SARs and LSARs in connection with an incentive stock option or a non-statutory stock option, either at the time of grant or, in the case of a non-statutory stock option, at any time thereafter during the term of the stock option.

         Consideration for the options to be granted under the Plan is provided by the optionee's past, present and expected future contributions to the management of the Corporation. No monetary consideration is provided by the optionees with respect to the grant of the options.

         An aggregate of 428,830 shares of Common Stock has been reserved for issuance upon exercise of stock options granted under the Plan. Options which have been granted under the Plan will expire no later than ten years from the date of grant. Shares not purchased pursuant to options which expire or are terminated unexercised shall again be available for purposes of the Plan. To the extent that SARs or LSARs are exercised, the stock option in connection with which such SARs or LSARs were granted shall be deemed to have been exercised and the shares of Common Stock which otherwise would have been issued upon the exercise of such stock option shall not be the subject of any further grant of options under the Plan.

         Under the Plan, the exercise price for incentive stock options or non-statutory stock options to purchase unrestricted shares is to be determined by the Committee, but may not be less than the fair market value of the Common Stock on the day before the option is granted. The exercise price for non-statutory stock options to purchase restricted shares shall be fixed by the Committee, but may not be less than the fair value of the Common Stock on the date of grant, as determined by the Committee.

         During 1995, stock options covering a total of 82,687 shares of Common Stock were granted to 21 employees under the Plan. As of December 31, 1995, no options granted under the Plan had been exercised by the executive officers of the Corporation. The following tables show certain information relating to stock options granted during the last fiscal year and aggregated stock options for the named executive officers and all unexercised options held by such officers as of December 31, 1995.


                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                    Potential Realizable
                                                                                       Value at Assumed
                                                                                    Annual Rates of Stock
                                                                                      Price Appreciation
                                Individual Grants(1)                                  for Option Term(3)

         (a)                (b)              (c)            (d)          (e)           (f)          (g)
                         Securities       % of Total
                         Underlying      Options/SARs    Exercise
                        Options/SARs      Granted to      or Base
                          Granted2       Employees in      Price      Expiration
         Name               (#)           Fiscal Year     ($/Sh)         Date        5% ($)       10% ($)
----------------------------------------------------------------------------------------------------------
  Mr. Mortensen            8,400             10.7          14.05       01/20/05      192,242      306,113
  Mr. Gurgovits            7,350              9.3          14.05       01/20/05      168,211      267,849
  Mr. Sollenberger         6,300              8.0          14.05       01/20/05      144,181      229,585
  Mr. Rundorff             6,300              8.0          14.05       01/20/05      144,181      229,585
  Mr. Waters               1,837              2.3          14.05       01/20/05       42,041       66,944

(1) Adjusted for 5% stock dividend.

(2) Options were granted on January 20, 1995 and are 20% vested on each of the first through fifth anniversaries of the grant date.

(3) In order for the gains reported in columns (f) and (g) to be realized over the ten-year term of the option, the stock price at the end of the period would be $22.89 and $36.44 respectively, reflecting increases in the overall market price of each share of Common Stock of the Corporation by approximately 63% and 159%, respectively.


                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR-END OPTION VALUES

         (a)               (b)           (c)                     (d)                              (e)
                                                        Number of Securities             Value of Unexercised
                                                       Underlying Unexercised             In-The-Money Options
                                                         Options at 12/31/95                at 12/31/95($) 1
                         Shares
                        Acquired        Value
                           on          Realized
         Name           Exercise         ($)        Exercisable    Unexercisable     Exercisable      Unexercisable
  Mr. Mortensen             0             0            8,476           20,776           98,980           189,251
  Mr. Gurgovits             0             0            7,063           17,662           82,475            60,263
  Mr. Sollenberger          0             0            5,651           14,550           65,984           131,293
  Mr. Rundorff              0             0            4,458           13,369           51,192           116,848
  Mr. Waters                0             0                0            1,837                0            13,456


(1) Represents the difference between the aggregate market value at December 31, 1995 of the shares subject to the options and the aggregate option price of those shares.

RETIREMENT BENEFITS

         The following table illustrates the annual benefits payable in 1996 under the life annuity option of the First National pension plan and the Basic Retirement Plan (more fully described below) upon normal retirement at age 62.


                                       ESTIMATED ANNUAL PENSION PAYMENTS

        Average Annual Earnings                                   Years of Service
         for 5 Years Preceding
               Retirement                      10                 15               20           25 or More
-----------------------------------------------------------------------------------------------------------
                $125,000                    $ 43,309           $ 53,109          $ 62,909          $ 72,709
                $150,000                    $ 54,434           $ 66,359          $ 78,284          $ 90,209
                $175,000                    $ 71,934           $ 83,859          $ 95,784          $107,709
                $200,000                    $ 89,434           $101,359          $113,284          $125,209
                $225,000                    $106,934           $118,859          $130,784          $142,709
                $250,000                    $124,434           $136,359          $148,284          $160,209
                $275,000                    $141,934           $153,859          $165,784          $177,709
                $300,000                    $159,434           $171,359          $183,284          $195,209
                $325,000                    $176,934           $188,859          $200,784          $212,709
                $350,000                    $194,434           $206,359          $218,284          $230,209
                $375,000                    $211,934           $223,859          $235,784          $247,709
                $400,000                    $229,434           $241,359          $253,284          $265,209
                $500,000                    $299,434           $311,359          $323,284          $335,209

         The retirement benefit for each employee covered by the pension plan is a monthly benefit in the form of a Five Year Certain and Life annuity, equal to 1.2% of Final Average Earnings plus .5% of Final Average Earnings in excess of the employee's Covered Compensation (as defined by Section 401(1)(5)(E) of the Internal Revenue Code) times Years of Service, not to exceed twenty-five
(25) years. The Final Average Earnings figure is calculated using the highest sixty (60) consecutive months of earnings of the last 120 months of service as an employee. The benefits listed above are not subject to deduction for Social Security.

         Compensation included for computation of benefits is base salary as indicated in column (c) of the Summary Compensation Table. As of December 31, 1995, credited years of service under the plan were as follows: Mr. Mortensen, 37 years; Mr. Gurgovits, 34 years; Mr. Rundorff, five years and Mr. Waters, one year.

         The following table illustrates the annual benefits payable in 1996 under the life annuity option of the Metropolitan pension plan and the Basic Retirement Plan (more fully described below) upon normal retirement at age 65.


                                       ESTIMATED ANNUAL PENSION PAYMENTS
         Highest Average Total                                    Years of Service
         Compensation for Any 5
        Consecutive Years of 10
       Years Preceding Retirement
                                             10            15            20             25        30 or More
------------------------------------------------------------------------------------------------------------
                $100,000                  $25,397       $ 32,850       $ 40,303       $ 47,756      $ 55,209
                $125,000                  $34,531       $ 44,076       $ 53,620       $ 63,164      $ 72,709
                $150,000                  $43,665       $ 55,301       $ 66,937       $ 78,573      $ 90,209
                $175,000                  $61,165       $ 72,801       $ 84,437       $ 96,073      $107,709
                $200,000                  $78,665       $ 90,301       $101,937       $113,573      $125,209
                $225,000                  $96,165       $107,801       $119,437       $131,073      $142,709


         The retirement benefit for each employee covered by the plan is a monthly benefit for life equal to 28% of Average Monthly Compensation up to the employee's Covered Compensation (as defined by Section 401(l)(5)(E) of the Internal Revenue Code) and 47% of said compensation in excess of the employee's Covered Compensation. The Average Monthly Compensation is calculated by determining the highest Average Total Compensation of any five consecutive years during the last ten years of employment. The monthly benefit of any employee with less than 30 years of service with Metropolitan is reduced by 1/30th for each year of service less than 30. The amount of the contribution, payment or accrual with respect to a specified person is not and cannot be separately or individually calculated by the actuaries for the plan. The benefits listed above are not subject to deduction for Social Security.

         Compensation included for computation of benefits is total cash compensation as indicated in columns (c) and (d) of the Summary Compensation Table, including bonuses. As of December 31, 1995, Mr. Sollenberger was credited with seven years of service under the plan.

BASIC RETIREMENT PLAN

         The Basic Retirement Plan (the "BRP") is an unfunded plan providing supplemental retirement benefits to those officers of the Corporation and its subsidiaries who are designated by the Board of Directors of the Corporation (the "Board"). The basic benefits under the BRP, payable when a participant retires at or after the normal retirement date under his employer's defined benefit or defined contribution plan ("Primary Qualified Plan"), is a monthly benefit equal to either 50%, 60% or 70% (as determined by the Board) of the participant's highest average monthly cash compensation during any five consecutive calendar years within the last ten calendar years of employment. This amount is reduced by the monthly benefit to which the participant would be entitled under Social Security at normal retirement under the Primary Qualified Plan in which he participates and (to the extent the benefit relates to employer contributions other than matching contributions) under other benefit plans designated by the Board. The benefit also includes credits equal to matching stock contributions which certain participants were prevented from receiving pursuant to the Corporation's 401(k) Plan due to limits imposed by the Internal Revenue Code.

         The BRP contains provisions for reducing the basic benefit described above if the participant retires before his normal retirement age but on or after the early retirement date permitted by the Primary Qualified Plan. The participant's rights to benefits under the BRP vest pursuant to a schedule set forth in the BRP which takes into account years of participation in the BRP and years of credited service under the participant's Primary Qualified Plan. A participant automatically becomes 100% vested if he is employed with the Corporation or a subsidiary on his normal retirement date, if a "change in control" (as defined in the BRP) occurs, or in the event of his death or total and permanent disability. Benefits are forfeited in the event a participant's employment is terminated for cause or if the participant retires before the early retirement date provided in his Primary Qualified Plan.

         The tables shown above under "Retirement Benefits" include benefits payable under the BRP in illustrating the annual benefits payable to the named executive officers who participate in the pension plans described above.

EMPLOYMENT AGREEMENTS

         The Corporation has entered into Employment Agreements (collectively, the "Agreements") with Messrs. Mortensen, Gurgovits, Sollenberger, Rundorff and Waters. Each of the Agreements provide that on December 31 of each year, the term of employment of each executive officer will be automatically extended to December 31 of the third calendar year thereafter (unless the Corporation or the respective executive officer fixes the expiration date of the term of employment in accordance with provisions contained in the Agreements) and that the officer will continue to be employed throughout that term at not less than his current base salary.

         The term shall not be extended to a date beyond December 31 of the year during which the executive officer reaches age 62, except for Mr. Mortensen which is age 65. The term of employment of Mr. Sollenberger shall be extended only if, prior to the renewal date, the Board of Directors of the Corporation has made a determination to extend the term of his employment for such period. All of the Agreements may be terminated voluntarily by the executive officers and upon such event, all obligations of the Corporation shall cease as of the date of termination. The Corporation will be obligated, should it terminate any of the Agreements other than for cause, to pay the executive officer affected for the balance of the term of his Employment Agreement then in effect.

         Provision is made in the Agreements for termination of their respective obligations to serve the Corporation and for the payment to them of a bonus equal to approximately three times their annual compensation for Messrs. Mortensen and Gurgovits, and two times for Messrs. Rundorff and Waters, in the event of a sale or other change of control transaction affecting the Corporation.

                            STOCK PERFORMANCE GRAPHS

         The following five-year performance graph compares the cumulative total shareholder return (assuming reinvestment of dividends) on the Corporation's Common Stock ([ ]) to the Nasdaq Composite Index (+) and the Nasdaq Bank Index (x). This stock performance graph assumes $100 was invested on December 31, 1990, and the cumulative return is measured as of each subsequent fiscal year end.



                        12/31/90      12/31/91      12/31/92      12/31/93      12/30/94       12/29/95
                     ----------------------------------------------------------------------------------
Nasdaq CRSP Bank         100.00        164.09        239.98        272.39        271.41         404.35
FNBCorp-PA               100.00        102.87        123.75        177.50        189.78         278.88
Nasdaq Total Return      100.00        160.56        186.86        214.51        209.68         296.30



         The following ten-year performance graph compares the price appreciation of the Corporation's Common Stock ([ ]) with the price appreciation on stocks included in the Nasdaq Composite Index (X).



                          1985     1986     1987     1988     1989     1990     1991     1992    1993     1994     1995
                     ---------------------------------------------------------------------------------------------------
FNB Corporation          100.00    152.4    194.8    176.5    173.5    135.9    136.2    160     225.2    236.5    341
Nasdaq Composite         100.00    107.3    101.7    117.4    140      115      180.4    208.3   239      231.4    324.8


                   SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

         Under the terms of the Merger Agreement between Reeves Bank ("Reeves") and the Corporation, certain shareholders of Reeves received Series A Preferred Stock and Common Stock in exchange for their shares of Reeves stock. The following table sets forth certain information concerning persons known to the Corporation to be the beneficial owner of 5% or more of the outstanding Series A Preferred Stock as of March 1, 1996. The Corporation is not aware of any other person who is the beneficial owner of 5% or more of any other class of the Corporation's stock.


                                                    Shares        Percent of Outstanding
       Name and Address                         Beneficially            Series A
                                                   Owned            Preferred Stock
                                                                   Beneficially Owned
----------------------------------------------------------------------------------------
Cede & Co.                                         4,126                   16.6
Box 20
Bowling Green Station
New York, NY   10004

Hilton G. Klein & Joan H. Klein
122 Hilton Drive                                   2,160                    8.7
New Brighton, PA   15006

I.B.E.W. Local #712 Pension Trust Fund
217 Sassafras Lane                                 2,000                    8.1
P.O. Box 248
Beaver, PA 15009

Hanna Jane Boggs
7531 Spring Lake Road, Apt. C2                     1,809                    7.3
Bethesda, MD 20817

Richard Charles Boggs
6211 33rd St. NW                                   1,809                    7.3
Washington, DC 20015



                    VOTING SHARES HELD IN FIDUCIARY CAPACITY

         The Corporation's affiliate, First National Bank, and said affiliate's nominee were as of March 1, 1996 the beneficial owner of 374,973 shares of the Corporation's Common Stock, or 4.4% of the outstanding shares of Common Stock. These shares are held by First National Bank with full voting and/or dispositive power in various fiduciary capacities. First National Bank has or shares voting power as to 292,352 of these shares, or 3.4% of the total shares of Common Stock outstanding, and 3.3% of the total voting power of the Corporation's outstanding Stock. First National Bank will vote the shares over which it has authority as of the record date for the election of the six candidates for director and in favor of the other proposals to be presented at the Annual Meeting described herein.

                                    AUDITORS

         The Corporation engaged Ernst & Young LLP ("Ernst & Young") Certified Public Accountants, as auditors for the year ended December 31, 1995. Ernst & Young has served as auditors since 1993. Representatives of Ernst & Young are expected to be present at the Annual Meeting, and will have the opportunity to make a statement and respond to appropriate questions.


                           ANNUAL REPORT ON FORM 10-K

         UPON WRITTEN REQUEST TO THE UNDERSIGNED SECRETARY OF THE CORPORATION (AT THE ADDRESS SPECIFIED ON PAGE 1) BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, THE CORPORATION WILL FURNISH TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF ITS 1995 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO.


                             ADDITIONAL INFORMATION

         The Corporation knows of no other matters which will be presented to shareholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by shareholders, it is the intention of those named in the accompanying proxy to vote such proxy in accordance with their judgment upon such matters.

         Solicitation of proxies will be made by employees of the Corporation, and the cost will be borne by the Corporation. Proxies will be solicited by mail and, in limited instances, by telephone, telegraph and personal interview. The Corporation will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of the stock held of record by such persons and will reimburse such persons for their costs incurred in forwarding such materials.


                             SHAREHOLDER PROPOSALS

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Corporation no later than November 20, 1996 for inclusion in the Corporation's proxy statement and form of proxy relating to such meeting.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           David B. Mogle, Secretary

                                                                       EXHIBIT A

                               F.N.B. CORPORATION

                             1996 STOCK OPTION PLAN

                 The purposes of the 1996 Stock Option Plan (the "Plan") are to encourage eligible employees of F.N.B. Corporation (the "Corporation") and its Subsidiaries, including directors and officers of the Corporation who are employees, to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire the Common Stock, par value $2.00 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employment of the Corporation or one of its Subsidiaries. For purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1

                                 Administration

                 The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, none of whom has received during the one year period prior to service on the Committee, or during such service, securities of the Corporation pursuant to the Plan or any other plan of the Corporation or any of its affiliates (as "affiliates" is defined in regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (except as permitted by subsection (c)(2)(i)(A)-(D) of Rule 16b-3 promulgated by the Commission under the Exchange Act or any successor rule).

                 The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

                 The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION 2

                                  Eligibility

                 Those employees of the Corporation or any Subsidiary who share the responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to receive stock options (with or without stock appreciation rights) as described herein.

                 Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) as described herein and to determine the employees to whom stock options (with or without stock appreciation rights) shall be granted and the number of shares to be covered by each stock option. In determining the eligibility of any employee, as well as in determining the number of shares covered by each stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3

                        Shares Available under the Plan

                 The aggregate number of shares of the Common Stock which may be issued or delivered and as to which stock options may be granted under the Plan is such number of shares as is equal to 10% of the total issued and outstanding shares of Common Stock at any time on a fully-diluted basis. All such shares are subject to adjustment and substitution as set forth in Section 6.

                 If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan, except that to the extent that stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued or delivered upon exercise of such stock appreciation rights.

                 The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

                                   SECTION 4

                            Grant of Stock Options,
                         Stock Appreciation Rights, and
                       Limited Stock Appreciation Rights

                 The Committee shall have authority, in its discretion, to grant "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), to grant "non-statutory stock options" (stock options which do not qualify under Section 422 of the Code) or to grant both types of stock options (but not in tandem). The Committee also shall have the authority, in its discretion, to grant stock appreciation rights in conjunction with incentive stock options or non-statutory stock options with the effect provided in Section 5(D). Stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time such incentive stock option is granted. Stock appreciation rights granted in conjunction with a non-statutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. The Committee shall also have the authority, in its discretion, to grant limited stock appreciation rights in accordance with the provisions of, and subject to the terms and conditions set forth in, Section 8.

                 No employee shall be granted a stock option or stock options under the Plan (disregarding cancelled, terminated or expired stock options) for an aggregate number of shares in excess of ten percent (10%) of the total number of shares which may be issued or delivered under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to
Section 6 with respect to shares which have not been issued or delivered under the Plan upon the exercise of stock options shall also be made with respect to shares already issued or delivered under the Plan upon the exercise of stock options and with respect to shares which would have been issued or delivered under the Plan but for the exercise of stock appreciation rights in lieu of the exercise of stock options prior to such adjustment or substitution.

                                   SECTION 5

                   Terms and Conditions of Stock Options and
                           Stock Appreciation Rights

                 Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

                 (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than 110% of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H). Also, for purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of the Common Stock owned individually, but also all shares that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual shall be a stockholder, partner or beneficiary.

                 (B) The option price shall be payable in full in any one or more of the following ways:

                         (i)      in cash; and/or

                         (ii) in shares of Common Stock (which are owned by the optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in
                 Section 7) having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(H), equal to the option price for the shares being purchased.

                 If the option price is paid in whole or in part in shares of Common Stock, any portion of the option price representing a fraction of a share shall be paid in cash. The date of exercise of a stock option shall be determined under procedures established by the Committee, and the option price shall be payable at such time or times as the Committee, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of a stock option until full payment of the option price has been made. When full payment of the option price has been made and subject to the restrictions set forth in Section 7, the optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in Section 3.

                 (C) Subject to Section 9 hereof, no stock option shall be exercisable during the first six months of its term, except that this limitation on exercise shall not apply (i) if the optionee dies during such six-month period or (ii) if the optionee becomes disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Optionee"), or if his or her employment is voluntarily terminated with the consent of the Corporation or a Subsidiary during such six-month period. No incentive stock option shall be exercisable after the expiration of ten years (five years in the case of a Ten

     Percent Employee) from the date of grant. No non-statutory stock option shall be exercisable after the expiration of ten years and six months from
     the date of grant.   Subject to this Section 5(C) and Sections 5(F), 5(G)
     and 5(H), stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Committee.

                 (D) Stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person or persons who are entitled to exercise the related stock option. Stock appreciation rights shall entitle the optionee to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Committee shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares, except that the Corporation shall not pay to any person who is subject to the provisions of
     Section 16 of the Exchange Act at the time of exercise of stock appreciation rights any portion of the obligation of the Corporation in cash (except cash in lieu of a fractional share) unless such stock appreciation rights are exercised during the period beginning on the third and ending on the twelfth business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation. The date of exercise of stock appreciation rights shall be determined under procedures established by the Committee, and payment under this Section 5(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which stock appreciation rights have been granted in conjunction therewith is exercised, the stock appreciation rights shall be canceled. For the purposes of this Section 5(D), the fair market value of Common Stock shall be determined as provided in Section 5(H).

                 (E) No stock option or stock appreciation rights shall be transferable by an optionee other than by will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death, and all stock options and stock appreciation rights shall be exercisable during the lifetime of an optionee only by the optionee.

                 (F) Unless otherwise determined by the Committee and set forth in the stock option agreement referred to in Section 5(G) or an amendment thereto:

                          (i) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary or an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

                          (ii) If the employment of an optionee who is not a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (to the extent exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

                          (iii) If an optionee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding non-statutory stock option held by such an optionee shall be exercisable (whether or not exercisable on the date of termination of employment) by such an optionee at any time prior to the expiration date of such non-statutory stock option;

                          (iv) If the employment of an optionee who is a Disabled Optionee is voluntarily terminated with the written consent of the Corporation or a Subsidiary, any then outstanding stock option held by such optionee shall be exercisable in full (whether or not so exercisable on the date of termination of employment) by the optionee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period; and

                          (v) Following the death of an optionee during employment, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of the optionee) by such optionee's estate or by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period. Following the death of an optionee after termination of employment but during a period when a stock option is exercisable as provided in clauses (i),
                 (ii), (iii) and (iv) above, any outstanding stock option held by the optionee at the time of death shall be exercisable by such optionee's estate or by such person or persons entitled to do so under the Will of the optionee or by such legal representative to the extent the stock option was exercisable by the optionee at the time of death at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period.

                          (vi) If the employment of an optionee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary, voluntary termination while a Disabled Optionee with the consent of the Corporation or death, the rights of such optionee under any then outstanding stock option shall terminate at the time of such termination of employment. In addition, if an optionee engages in the operation or management of a business, whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment, which is in competition with the Corporation or any of its Subsidiaries, the Committee may in its discretion immediately terminate all stock options held by the optionee.

     Whether termination of employment is a voluntary termination with the written consent of the Corporation or a Subsidiary, whether an optionee is a Disabled Optionee and whether an optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by the Committee and any such determination by the Committee shall be final and binding.

                 (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed by the Chief Executive Officer, the President (if other than the Chief Executive officer) or any Vice President on behalf of the Corporation and by the employee to whom such stock options and stock appreciation rights are granted.

                 (H)      Fair market value of the Common Stock,

                          (i) so long as the Common Stock trades in the over-the-counter market, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the "bid" and "ask" prices per share of the Common Stock as quoted in such reliable publication on the trading date immediately preceding the date as of which fair market value is to be determined, or

                          (ii) in the event the Common Stock ceases to trade in the over-the-counter market and is traded on another exchange, shall be as set forth in such reliable publication as the Committee, in its discretion, may choose to rely upon, by taking the average of the highest and lowest price per share of the Common Stock as quoted in such reliable publication on the nearest date before the date as of which fair market value is to be determined or by such other reasonable method or formula as may be determined by the Committee in its discretion.

                 (I) The obligation of the Corporation to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which such shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

                 Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Committee shall deem advisable.

                                   SECTION 6

                     Adjustment and Substitution of Shares

                 If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

                 If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

                 In the case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

                 No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

                 If any such adjustment or substitution provided for in this
Section 6 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without prior stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee in its sole discretion shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such incentive stock option.

                                   SECTION 7

                          Restrictions on Transfer of
                                 Certain Shares

                 Shares of Common Stock acquired under exercise of an (a) option pursuant to Section 5(B)(ii) by a person then subject to the provisions of Section 16 of the Exchange Act shall not be sold or otherwise transferred prior to (i) the expiration of six months after the date of acquisition of shares upon exercise of such option or (ii) the death of the optionee, whichever may first occur or (b) incentive stock option shall not be sold or otherwise transferred until after the expiration of any holding period required by Section 422 of the Code, as may be amended from time to time. The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent, (ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section.

                                   SECTION 8

                       Limited Stock Appreciation Rights

                 Limited stock appreciation rights may be granted in connection with all or part of (i) an incentive stock option granted under the Plan at the time of the grant of such stock option or (ii) a non-statutory option, at the time such option is granted or at any time thereafter during the term of the such option.

                 Limited stock appreciation rights shall entitle the holder of an option in connection with which such limited stock appreciation rights are granted, upon exercise of the limited stock appreciation rights, to surrender the stock option, or any applicable portion thereof, and any related stock appreciation rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this Section 8. Such option, and any related stock appreciation rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

                 Limited stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Committee.

                 (A) Limited stock appreciation rights shall be exercisable, subject to Section 8(B), during any one or more of the following periods:

                          (i) for a period of 60 days beginning on the date on which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Common Stock purchased pursuant to such offer;

                          (ii) for a period of 60 days beginning on the date the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on November 1, 1989, any Affiliate or Associate of any such director (with such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on November 1, 1989), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 10% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

                          (iii) for a period of 60 days beginning on the date of filing under the Exchange Act of a Statement on Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;

                          (iv) for a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

                          (v) for a period of 60 days beginning on the date of approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not or will not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Corporation, immediately prior to the merger or consolidation, do not or will not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

                 (B) Subject to Section 9 hereof, limited stock appreciation rights shall in no event be exercisable unless and until the holder of the limited stock appreciation rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the limited stock appreciation rights shall have been granted.

                 (C) Upon exercise of limited stock appreciation rights, the holder thereof shall be entitled to receive an amount of cash in respect of each share of Common Stock subject to the related option equal to the excess of the fair market value of such share over the option price of such related option, and for this purpose fair market value shall mean the highest last sale price of the Common Stock on the over-the-counter market during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, except that (a) in the event of a tender offer or exchange offer for Common Stock, fair market value shall mean the greater of such last sale price or the highest price paid for Common Stock pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, fair market value shall mean the greater of such last sale price or the highest price per share paid for Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation and (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the limited stock appreciation rights. Any securities or property which are part or all of the consideration paid for Common Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of
     (a) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation and (b) the valuation placed on such securities or property by the Committee.

                 (D) To the extent that limited stock appreciation rights shall be exercised, the option in connection with which such limited stock appreciation rights shall have been granted shall be deemed to have been exercised and any related stock appreciation rights shall be canceled. To the extent that the option in connection with which limited stock appreciation rights shall have been granted or any related stock appreciation rights shall be exercised, the limited stock appreciation rights granted in connection with such option shall be canceled.

                                   SECTION 9

                      Acceleration of the Exercise Date of
              Stock Options and Related Stock Appreciation Rights

                 Notwithstanding any other provision of this Plan, all stock options and stock appreciation rights shall become exercisable upon the occurrence of any of the events specified in Section 8(A) whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto, except that if stock appreciation rights have been granted along with limited stock appreciation rights to the same option holder with respect to the same option, in no event may the stock appreciation rights be exercised for cash during any of the 60-day periods provided for in Section 8.

                                   SECTION 10

                        Effect of the Plan on the Rights
                           of Employees and Employer

                 Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without stock appreciation rights) under the Plan and nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan or in any stock option agreement shall confer any right to any employee to continue in the employment of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 11

                                   Amendment

                 The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided always that no such revocation or termination shall terminate any outstanding stock option or stock appreciation rights theretofore granted under the Plan; and provided further that no such alteration or amendment of the Plan shall, without prior stockholder approval
(a) increase the total number of shares which may be issued or delivered under the Plan, (b) increase the total number of shares which may be covered by any stock option or stock options granted to any one optionee, (c) make any changes in the class of eligible employees or (d) extend the period set forth in the Plan during which stock options (with or without stock appreciation rights) may be granted. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of a stock option or stock appreciation rights theretofore granted under the Plan, adversely affect the rights of such holder with respect to such stock option or stock appreciation rights.

                                   SECTION 12

                      Effective Date and Duration of Plan

                 The effective date and date of adoption of the Plan shall be February 2, 1996 (the "Effective Date"), the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock at a meeting of such holders duly called, convened and held within one year of the Effective Date. No stock option or stock appreciation rights granted under the Plan prior to such shareholder approval may be exercised until after such approval. No stock option or stock appreciation rights may be granted under the Plan subsequent to February 2, 2006.

                                                                       EXHIBIT B

                               F.N.B. CORPORATION

                   RESTRICTED STOCK AND INCENTIVE BONUS PLAN

                                   ARTICLE I
                       ESTABLISHMENT AND PLAN OBJECTIVES

         1.1 ESTABLISHMENT OF PLAN; EFFECTIVE DATE. F.N.B. Corporation (the "Corporation") hereby establishes an incentive plan for key employees, as described herein, which shall be known as the F.N.B. Corporation Restricted Stock and Incentive Bonus Plan (hereinafter referred to as the "Plan"). The Plan is effective as of January 1, 1996.

         1.2 PLAN OBJECTIVES. The Plan is intended to further the attainment of the Corporation's long-term profit and growth objectives by (i) offering an incentive to key employees and key executives of the Corporation and its subsidiaries who influence the long-term profitability of the Corporation, (ii) to provide key employees and executives with an additional inducement to remain in the service of the Corporation and with an increased incentive to work for its long-range success, (iii) to encourage stock ownership by such key employees and executives by providing them with an ownership interest in the Corporation and (iv) to facilitate the recruiting of executive personnel in the future.

                                   ARTICLE II
                                  DEFINITIONS

         2.1 DEFINITIONS. As used herein, the following terms shall have the following meanings:

         (a)     "Board" shall mean the Board of Directors of the Corporation.

         (b) "Change of Control" shall have the meaning set forth in the F.N.B. Corporation Basic Retirement Plan.

         (c) "Committee" shall mean the Compensation Committee of the Board of Directors of the Corporation.

         (d) "Corporation" shall mean F.N.B. Corporation, its successors and assigns.

         (e) "DRP" shall mean the Corporation's Voluntary Dividend Reinvestment and Stock Purchase Plan, as amended from time to time.

         (f)     "Eligible Employee" shall have the meaning set forth in
Section 5.1 below.

         (g)     "Incentive Award Period" shall have the meaning set forth in
Section 5.2 below.

         (h) "Incentive Bonus Participant" shall mean an Eligible Employee designated by the Committee as eligible to receive an award under the incentive bonus provisions of Article V of the Plan in respect of any Incentive Award Period.

         (i) "Participant" shall mean an Incentive Bonus Participant or a Restricted Stock Participant.

         (j) "Plan" shall mean the F.N.B. Corporation Restricted Stock and Incentive Bonus Plan in its entirety, including any amendments, rules and regulations adopted pursuant hereto.

         (k)     "Restricted Period" shall have the meaning set forth in
Section 4.3 below.

         (l) "Restricted Stock Participant" shall mean an employee who has been granted Stock under the provisions of Article IV of the Plan (relating to grants of restricted stock).

         (m) "Stock" shall mean the Corporation's common stock, par value $2.00 per share.

         (n)     "Vesting Period" shall have the meaning set forth in Section
4.3 below.

Other terms shall have the respective meanings given them in succeeding sections of the Plan.

                                  ARTICLE III
                           ADMINISTRATION OF THE PLAN

         3.1 ADMINISTRATION. The Committee shall be responsible for the administration of the Plan. The Committee, by majority thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, including without limitation all rules and regulations necessary or advisable to enable shares of Stock granted under the Plan to be held and administered under the DRP, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and upon all persons whomsoever.

         Within the provisions of the Plan, the Committee shall have the sole, final and conclusive authority to determine:

         (a) The employees to whom awards shall be made under Article IV and/or Article V below;

         (b) The amount of any award of cash or Stock to be made to each such employee; and

         (c) The terms and conditions of each restricted stock agreement ("Restricted Stock Agreement") between the Corporation and any employee who has received an award of restricted Stock under Article IV or Article V below.

In making such determinations, the Committee shall consider the position and responsibilities of the eligible employees, the value of their services to the Corporation and its subsidiaries, and such other factors as the Committee deems pertinent. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive awards under the Plan.

         3.2 EMPLOYMENT OF AGENTS. In administering the Plan, the Committee may employ accountants and counsel (who may be the independent auditors and outside counsel for the Corporation) and other persons to assist or render advice to it, all at the expense of the Corporation.

         3.3 ELIGIBILITY TO SERVE ON COMMITTEE. None of the members of the Committee shall be a person who shall have been granted during the one year prior to becoming a member of the Committee, or shall be granted during service on the Committee, Stock or other securities pursuant to the Plan or any other plan of the Corporation or any of its subsidiaries except to the extent permitted by subsection (c)(2)(i) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor thereto.

                                   ARTICLE IV
                           GRANTS OF RESTRICTED STOCK

         4.1 ELIGIBILITY. Any person employed by the Corporation or any of its subsidiaries on a full time, salaried basis shall be eligible to become a Restricted Stock Participant and shall be eligible to receive grants of restricted Stock pursuant to this Article IV.

         4.2 GRANTS OF COMMON STOCK. Each restricted stock grant under this Article IV shall be evidenced by a Restricted Stock Agreement, which shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate in each case:

         (a) Unless applicable law provides otherwise, the employee receiving a restricted stock grant shall be responsible for compliance with all securities, tax or other legal requirements with respect to such employee's receipt, holding or disposition of the shares.

         (b)     The vesting and forfeiture restrictions contained in Section
4.3 below.

         (c) The shares of Stock granted under this Article IV shall be enrolled in the Restricted Stock Participant's name in the DRP. Such shares shall remain in the DRP throughout the Restricted Period. On the date on which the transfer restrictions on any shares of Stock lapse, the Corporation shall notify the DRP Administrator as to the name of the Restricted Stock Participant and the number of shares of Stock as to which the restrictions have lapsed.
The Restricted Stock Participant shall be entitled to exercise all rights to the unrestricted shares of Stock, including the right to withdraw such shares from the DRP, in accordance with the terms of the DRP.

         4.3 VESTING AND FORFEITURE RESTRICTIONS. All shares of Stock granted under this Article IV shall vest and become freely transferable by the Restricted Stock Participant over a period of not less than one and not more than five years commencing on the date of grant, as determined by the Committee at the time of the grant (the "Vesting Period"), and shall be subject to forfeiture as set forth below until vested (the period of time during which any shares of Stock are subject to a risk of forfeiture is referred to as the "Restricted Period"). Unless otherwise determined by the Committee, shares of Stock shall vest in equal installments during the Vesting Period on each anniversary of the date of grant until all shares awarded pursuant to such grant have vested or have been forfeited.

         The Committee, in its sole discretion, may impose such other restrictions on Stock granted pursuant to this Article IV as it may deem advisable, including, without limitation, restrictions under applicable federal laws, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may condition the grant of any stock, or the termination of the restrictions, upon receipt of an appropriate investment representation from the Restricted Stock Participant. The Corporation may, in its discretion, postpone the granting of any stock until completion of registration or other qualification of the shares under any state or federal law, rule, or regulation or the receipt of any consent or approval of any governmental body, or any other agreement or consent as the Committee may consider appropriate. The Corporation may further require any Restricted Stock Participant or other person receiving shares of Stock under this Article IV to make such representations and furnish such information as it may consider appropriate in compliance with applicable law.

         4.4 VOTING AND DIVIDEND RIGHTS. Restricted Stock Participants shall have full voting rights on the shares of Stock granted under this Article IV, including the shares which have not yet vested, unless and until such shares are forfeited to the Corporation.

         Restricted Stock Participants awarded shares of Stock under this
Article IV shall have full cash and stock dividend rights with respect to such shares of Stock subject to the other provisions of this Section 4.4. All such dividends or other distributions shall be credited to the Restricted Stock Participant's account in the DRP and, in the case of cash dividends, used to purchase shares of Stock pursuant to the DRP. All shares credited to the Restricted Stock Participant as a result of such cash or stock dividends shall be subject to the same restrictions on transferability and the same risk of forfeiture as the shares of Restricted Stock that are the basis for the dividend.

         4.5     TERMINATION OF EMPLOYMENT.

         (a) All restrictions placed upon shares of Stock granted hereunder or under a Restricted Stock Agreement shall lapse immediately and such shares shall automatically vest upon (i) termination of the Restricted Stock Participant's employment with the Corporation (or the subsidiary of the Corporation by which the Restricted Stock Participant is employed) if, and only if, such termination is by reason of the Restricted Stock Participant's death, disability covered by a disability plan of the Corporation then in effect or retirement with the consent of the Corporation or (ii) the occurrence of a Change in Control of the Corporation. In addition, the Committee may allow restrictions on the Stock to lapse prior to the date specified in a Restricted Stock Agreement if, in the judgment of the Committee, such allowance is necessary to avoid undue hardship or unfairness to the Restricted Stock Participant.

         (b) Upon the effective date of a termination for any reason not specified in Section 4.5(a) above, all shares (together with all dividends and/or shares of Stock purchased under the DRP on account of such shares) then subject to a risk of forfeiture under Section 4.3 above immediately shall be forfeited and returned to the Corporation by the plan administrator under the DRP without consideration or further action being required of the Corporation. For purposes of this Section 4.5 and Section 4.3, the effective date of a Restricted Stock Participant's termination shall be the date upon which such Restricted Stock Participant ceases to perform services as an employee of the Corporation or any of its subsidiaries, without regard to accrued vacation, severance or other benefits or the characterization thereof on the payroll records of the Corporation or any of its subsidiaries.

         4.6     ASSIGNMENT OR TRANSFER.  No shares of Stock granted under this
Article IV or any rights or interests therein shall be assignable or transferable during the Restricted Period by a Restricted Stock Participant except by will or the laws of descent and distribution. Each Restricted Stock Participant who is granted Stock pursuant to this Article IV may, from time to time, name any beneficiary or beneficiaries to whom any benefit under this
Article IV is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Restricted Stock Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Restricted Stock Participant in writing with the Committee during his or her lifetime. In the absence of any such designation, benefits remaining unpaid at the Restricted Stock Participant's death shall be paid to his or her estate, subject to the terms of this Article IV and the Plan.

                                   ARTICLE V
                          GRANTS OF INCENTIVE BONUSES

         5.1 ELIGIBILITY. Any Eligible Employee shall be eligible to be an Incentive Bonus Participant and receive incentive bonus awards pursuant to this
Article V. As used in this Article V, the term "Eligible Employee" shall mean any executive officer of the Corporation or of a subsidiary of the Corporation who is a member of a select group of management employees and who, in the opinion of the Committee, is in a position to have a direct and significant impact on achieving the Corporation's profit and growth objectives.

         5.2 AWARD PERIODS. The duration of each "Incentive Award Period" shall be one year corresponding to the Corporation's fiscal year.

         5.3 PARTICIPATION AND PERFORMANCE ACHIEVEMENT TARGETS. No later than the end of the first calendar quarter of each Incentive Award Period, the Committee in its discretion shall select Eligible Employees to be Incentive Bonus Participants and shall determine the performance achievement targets for each Incentive Bonus Participant and the amount of awards the Incentive Bonus Participant may earn upon achieving such targets in respect of each Incentive Award Period based on the Committee's analysis of various factors it deems appropriate, including similar incentive plans of comparable companies and the relative contribution of each Incentive Bonus Participant to the overall performance of the Corporation and its subsidiaries.

         5.4     PAYMENTS OF ANNUAL BONUSES.

         (a) Payout of annual bonuses under this Article V shall be made within 45 days after the receipt by the Corporation of the report of its independent auditors on the Company's financial statements in respect of the Incentive Award Period in respect of which the Incentive Award has been earned, as the Committee in its discretion shall determine.

         (b) Payout of annual bonuses under this Article V shall be made in cash or in Stock or partly in each as the Committee in its discretion shall determine. If any portion is paid in authorized but unissued shares, or treasury shares, of Stock, the Stock shall be valued at the average of the last quoted "bid" and "ask" prices of the Stock on the over-the-counter market on the business day next preceding the date of payment (or, in the event the Common Stock ceases to trade in the over-the-counter market and is traded on another exchange or on the Nasdaq National Market, by such other reasonable method or formula as may be determined by the Committee in its discretion). Payout of all or part of an annual bonus under this Article V to any Incentive Bonus Participant may also be made in Stock by the purchase thereof by the Corporation in the open market on a date reasonably close to the date of payment. Payouts of awards under this Article V may also be made pursuant to deferred compensation arrangements, as the Committee may determine in its discretion.

         (c) The Corporation shall not be liable for interest upon any award made under this Article V. Prior to the time shares of Stock are delivered to an Incentive Bonus Participant by the Corporation pursuant to a payout of an annual bonus under this Article V, the Incentive Bonus Participant shall not be entitled to have any shares registered or recorded in his or her name, nor shall such Incentive Bonus Participant have the rights of a shareholder of the Corporation in respect of such shares.

         (d) The Committee shall have the right, in its discretion, to modify the amount of any award earned by any Incentive Bonus Participant under this Article V in respect of any Incentive Award Period if the Committee in its sole discretion determines that it is reasonable to do so (i) as a result of extraordinary transactions to which the Corporation or any of its subsidiaries was subject or material accounting changes or adjustments applicable to the Corporation in respect of that Incentive Award Period or (ii) on the basis of such other quantitative factors as the Committee deems appropriate.

         (e) Any shares of Stock of the Corporation issued to an Incentive Bonus Participant under this Article V shall, at the time of issuance to such Incentive Bonus Participant, be enrolled in the Incentive Bonus Participant's name in the DRP. The Incentive Bonus Participant shall be entitled to exercise all rights to such shares, including the right to withdraw such shares from the DRP, in accordance with the terms of the DRP (except as otherwise provided in the Plan).

         5.5     LIMITATIONS AND REDUCTIONS OF PAYMENTS.

         (a) Any shares of Stock of the Corporation awarded to an Incentive Bonus Participant under this Article V must be held by the Incentive Bonus Participant for a minimum of six months prior to any disposition thereof. In addition, the Committee in its discretion may require that any such shares of Stock be restricted and not "vest" for a period of up to five years and be subject to such other restrictions as are identical to those provided in
Article IV with respect to grants of Restricted Stock to Restricted Stock Participants (including the requirement that the Incentive Bonus Participant enter into a Restricted Stock Agreement with the Corporation), with the terms and conditions of such restrictions and "vesting", and related forfeiture provisions, to be determined by the Committee in its discretion, provided, that the provisions of Section 4.5 above shall apply to any restricted Stock awarded under this Article V, including without limitation those providing that any restrictions on such shares of Stock shall lapse immediately and all such shares shall automatically vest upon the occurrence of a Change of Control of the Corporation.

         (b) The Committee in its sole discretion may impose such other restrictions on any shares of Stock paid pursuant to this Article V as it may deem advisable including, without limitation, restrictions under applicable federal laws, under the requirements of any stock exchange upon which such share or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may condition the payment of any Stock under this Article V, or the delivery of share certificates evidencing such Stock, upon receipt of an appropriate investment representation from the Incentive Bonus Participant. The Corporation, in its discretion, may postpone the issuance and delivery of shares of Stock pursuant to this Article V until completion of registration or other qualification of the shares under any state or federal law, rule, or regulation as the Corporation may consider appropriate. The Corporation may further require any Incentive Bonus Participant or other person receiving Stock under this Article V to make such representations and furnish such information as it my consider appropriate in connection with the issuance of the shares of Stock in compliance with applicable law.

         (c) Each payout of an annual bonus under this Article V that is to be made in cash shall be from the general funds of the Corporation. No special or separate fund shall be established or other segregation of assets made to assure payout of any annual bonuses. No Incentive Bonus Participant or other person shall have under any circumstances any interest whatever in any particular property or assets of the Corporation as a result of the operation of this Article V.

         5.6     TERMINATION OF EMPLOYMENT.

         (a) Except as herein otherwise provided, the payout of an annual bonus under this Article V to an Incentive Bonus Participant is subject to the Incentive Bonus Participant continuing in the employ of the Corporation or a subsidiary thereof, as the case may be, through the date the payout is made as set forth in Section 5.4(a). In the event an Incentive Bonus Participant's employment terminates prior to the date the payout is made as set forth in
Section 5.4(a) for reasons other than voluntary termination of employment or termination of employment by the Corporation for cause, the Committee shall have sole discretion to determine whether and to what extent an annual bonus under this Article V will be paid out to the Incentive Bonus Participant or to his or her beneficiary; provided, however, that if such termination occurs following a Change of Control and the Incentive Bonus Participant would otherwise be entitled to payment of an annual bonus under this Article V in respect of the preceding Award Period, then such annual bonus shall be paid to such Incentive Bonus Participant unless the Incentive Bonus Participant's employment was terminated for cause (as defined in paragraph (b) below) or the Incentive Bonus Participant voluntarily terminated his employment other than for good reason (as defined in paragraph (c) below).

         (b) As used herein "cause" shall mean the willful and continued failure by the Incentive Bonus Participant substantially to perform his duties with the Corporation or any subsidiary or the willful engaging by the Incentive Bonus Participant in misconduct which is demonstrably and materially injurious to the Corporation or any of its subsidiaries.

         (c) As used herein, the term "good reason" shall mean any of (i) the assignment to the Incentive Bonus Participant by the Corporation or any subsidiary of duties, or to a position, constituting a material diminution in the Incentive Bonus Participant's position or duties compared with his position or duties with the Corporation or any subsidiary immediately prior to a Change of Control of the Corporation, or any removal of the Incentive Bonus Participant from or any failure to reelect the employee to any such position, except in connection with the termination of his employment by reason of his death, disability or retirement, for cause, or by the employee other than for good reason, (ii) a reduction by the Corporation or any subsidiary in the Incentive Bonus Participant's base salary as in effect on the date of the Change of Control, (iii) any material diminution in the benefits provided to the employee by the Corporation following a Change of Control or (iv) the Incentive Bonus Participant's relocation by the Corporation or any subsidiary to any place other than the location at which the Incentive Bonus Participant performed the Incentive Bonus Participant's duties prior to a Change of Control of the Corporation.

                                   ARTICLE VI
                              CAPITAL ADJUSTMENTS

         If there should occur any change in the outstanding shares of common stock of the Corporation by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, or exchange of shares or other similar corporate change, the aggregate number of shares of Stock issuable under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive, to prevent dilution or enlargement of the Participant's potential Stock interests in relation to other holders of the Stock. In such event, the Committee may also make such appropriate adjustment in the number and type of shares subject to Stock grants then outstanding under the Plan.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

         7.1     NUMBER OF SHARES.

         (a) The total number of shares of Stock of the Corporation that may be granted to all Restricted Stock Participants under Article IV in respect of any calendar year may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding Stock in such calendar year calculated on a fully diluted basis, subject to adjustment as provided in Section 6 above.

         (b) The total number of shares of Stock of the Corporation that may be granted to all Incentive Bonus Participants under Article V in respect of any Incentive Award Period may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding Stock in such Award Period calculated on a fully diluted basis, subject to adjustment as provided in
Section 6 above.

         (c) The shares of Stock awarded under the Plan shall be either authorized but unissued shares or shares that have been reacquired by the Corporation. Shares that are awarded but forfeited under the Plan shall again be available for grant under the Plan.

         7.2 FUTURE EMPLOYMENT. The selection of an eligible employee as a Participant shall not constitute a contract of employment between the Participant and the Corporation or otherwise entitle the Participant to remain in the employ of the Corporation or any of its subsidiaries.

         7.3 AMENDMENT AND TERMINATION. The Board of Directors of the Corporation reserves the right to amend or supplement the Plan or terminate the Plan at any time; provided, however, that the Board shall not modify any provision in any manner adversely affecting any grant or award previously made under the Plan without the consent of the Participant.

         7.4 WITHHOLDING. The Corporation shall have the right to deduct from all payments under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant or other person receiving payment of shares of Stock under the Plan may be required to pay to the Corporation the amount of any such taxes that the Corporation is required to withhold with respect to such Stock.

         7.5 FEDERAL INCOME TAX ELECTIONS. The Participant or other person receiving a payment of Stock hereunder shall report to the Corporation in writing the time and manner in which such Participant or other person elects to recognize income from or by virtue of such award for federal income tax purposes, promptly after the making of such election.

         7.6 INDEMNIFICATION. Each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Corporation from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with any claim, action, suit, or proceeding to which he or she may be a party by reason of any action taken or failure to act under the Plan. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Bylaws, as a matter of law, by contract, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

         7.7 GOVERNING LAW. The Plan, and all other documents delivered hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, to the extent that such laws are not preempted by the laws of the United States of America.

         7.8 EXPENSES. The expenses of administering the Plan shall be borne by the Corporation.

                                                                       EXHIBIT C
                               F.N.B. CORPORATION

                          DIRECTORS' COMPENSATION PLAN

1.       PURPOSE

         The purpose of the F.N.B. Corporation Directors' Compensation Plan (the "Plan") is to promote the interests of F.N.B. Corporation (the "Company") and its shareholders by attracting and retaining Directors capable of furthering the future success of the Company and by aligning their economic interests more closely with those of the Company's shareholders.

2.       DEFINITIONS

         "Board of Directors" means the Board of Directors of the Company or any of the Company's subsidiaries.

         "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. References to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule or regulation.

         "Committee" means the Compensation Committee of the Board of Directors of the Company.

         "Director" means a member of the Board of Directors or a former member to whom fees are paid for attendance at Board or Committee meetings.

         "DRP" means the Company's Voluntary Dividend Reinvestment and Stock Purchase Plan, as amended from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Initial Period" means, as to any Director who is a Section 16 Person and who has made a Share Election, the period beginning on the date such Share Election is made and ending on the date six months following such date.

         "Prior Agreement" shall have the meaning set forth in Section 6(c) hereof.

         "Rule 16b-3" means Rule 16b-3 under the Exchange Act and any successor rule.

         "Section 16 Person" means any person who is subject to the provisions of Section 16 of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as amended from time to time.

         "Share" means a share of common stock of the Company, par value $2.00 per share, and such other securities as may be substituted for a Share or such other securities pursuant to the adjustment provisions of Section 10.

         "Share Deferral Election" shall have the meaning set forth in Section 6(a) hereof.

         "Share Election" shall have the meaning set forth in Section 4 hereof.

3.       EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan shall become effective from the date approved by the Board of Directors of the Company subject to approval of the Plan by the shareholders of the Company within twelve months following such approval of the Plan by the Board of Directors. The term of the Plan shall expire on December 31, 2010.

4.       ELECTION TO RECEIVE SHARES AFTER INITIAL PERIOD

         Each Director of the Company or any subsidiary of the Company may at any time elect (a "Share Election") to receive Shares in lieu of cash as his or her sole compensation for attendance at meetings of the Board of Directors and Committees of the Board of Directors for any period after the Initial Period. Notwithstanding any contrary provision of the Plan, any Share Election (or any election made under Section 6(c) below) by a Director who is a Section 16 Person shall be irrevocable and shall be made by such Director at least six (6) months prior to the effective date of such Share Election (or Section 6(c) election). Any Share Election shall be made by a Director by executing and delivering to the Company a Share Election Notice in the form of Exhibit A hereto. The number of Shares to be granted to each Director who makes such election shall equal the number of Shares that may be purchased for (or having a market value equal to) the amount of cash otherwise payable to such Director by the Company for attendance at such meetings.

5.       PAYMENT OF FEES DURING INITIAL PERIOD

         All compensation payable to each Director who is a Section 16 Person for attendance at meetings of the Board of Directors and Committees of the Board of Directors of the Company and its subsidiaries during the Initial Period applicable to such Director ("Initial Period Fees") shall be payable in cash; provided, however, that any Director who is a Section 16 Person may elect pursuant to the following provisions to delay receipt of Initial Period Fees for six months after the Director first makes a Share Election pursuant to
Section 4 above and to receive such Initial Period Fees in Shares rather than cash.

               (a) A Director who is a Section 16 Person and who has made a Share Election may elect to delay for six months his or her receipt of all or a portion of the Initial Period Fees payable to the Director for the Initial Period preceding the effective date of such Share Election by executing and delivering to the Company, at the time the Share Election is made, a Notice of Share Election For Initial Period Fees in the form of Exhibit B hereto. Any Initial Period Fees which are the subject of such an election shall be maintained and held in a separate memorandum account and shall accumulate interest at a rate per annum equal to the longest term individual retirement account rate paid from time to time by First National Bank of Pennsylvania until the effective date of the election described in paragraph (b) below.

               (b) A Director who has executed and delivered a Notice of Share Election For Initial Period Fees pursuant to paragraph (a) above shall be deemed to have irrevocably elected to receive such Initial Period Fees in Shares rather than in cash. Such election to receive Initial Period Fees in Shares rather than cash shall become effective on the date six (6) months after the Company's receipt of the Director's Notice of Share Election For Initial Period Fees. Such Director shall be issued on the effective date of such election, in lieu of the cash amount credited to his or her memorandum account pursuant to paragraph (a) above, a number of Shares as shall be determined in accordance with Section 7(a) below (subject to any Share Deferral Election made by such Director pursuant to Section 6 below).

6.       DEFERRAL OF RECEIPT OF SHARES OR INITIAL PERIOD FEES

         Payment of Shares granted under the Plan pursuant to Section 4 or
Section 5 above may be deferred by election of a Director in accordance with the provisions of this Section 6.

         (a) The Director may elect, by executing and delivering to the Company a Notice of Election to Defer Annual Fees in the form of Exhibit C hereto, on or before December 31st of any year to defer receipt of all (but not less than all) of his or her annual fees payable under the Plan in Shares pursuant to Section 4 or Section 5 above for the period beginning on January 1 of the following calendar year and continuing until the Company receives written notice from the Director terminating such deferral (a "Share Deferral Election"); provided, however, that (i) any Share Deferral Election for fees payable pursuant to Section 4 or Section 5 above in respect of calendar year 1996 must be made on or before the date thirty days after the date on which the Plan is approved by the shareholders of the Company and (ii) the Director may make a Share Deferral Election for the calendar year in which he or she is first elected to the Board of Directors at any time on or before the date thirty days after the date on which he or she is first elected to the Board of Directors. Such deferred fees will be maintained and held in a separate memorandum account. Such fees will be received in Shares as provided below.

         (b) The Shares to be received by a Director who has made a Share Deferral Election with respect to such Shares shall be issued to the Director in annual installments as nearly equal in number as possible over a ten-year period (or such longer or shorter period as the Committee may determine) beginning with the first day of the first calendar year immediately following the year in which the Director ceases to be a director. The Director shall not be deemed to be the legal or beneficial owner of any Shares until such Shares are distributed by the Company to the Director except that all cash and stock dividends otherwise payable on such Shares shall be credited to the Director's memorandum account.

         (c) If the Director has previously deferred cash fees pursuant to an Agreement to Defer Annual Fees with the Company (a "Prior Agreement"), the Director also may elect to receive all or a percentage of the cash fees which were deferred by the Director under such Prior Agreement prior to the effective date of his or her initial Share Deferral Election under this Section 6 and which are currently held in a memorandum account for the Director, together with accumulated interest thereon, in Shares rather than in cash. Such election may be made by checking the appropriate box on the Election form attached hereto as Exhibit C at the time the Director first makes a Share Deferral Election under this Section 6, which election shall be irrevocable (if the Director is a Section 16 Person) and shall become effective on the date on which such Director's initial Share Election becomes effective. The number of Shares as to which such election is made will be equal to the amount of cash fees (and accumulated interest) as to which such election is made divided by the average of the "bid" and "ask" prices of the Common Stock on the over-the-counter market on the date on which such Election becomes effective (or, if such day is not a trading day, on the first trading day immediately following such date). If such election is made by the Director, interest on such deferred fees under such Director's Prior Agreement shall cease to accumulate from and after the effective date of the Director's election, and the Shares to which the Director will be entitled will be deferred and distributed in accordance with paragraph (b) above, except that if such election becomes effective during the period during which such deferred fees are payable in accordance with the Director's Prior Agreement, the Director shall receive such Shares over the remainder of such original deferral period.

         (d) In the event the Director ceases to be a director of the Company and becomes a proprietor, officer, partner, employee, or otherwise becomes affiliated with any business that is in competition with the Company, the entire balance of his or her deferred fees may, if directed by the Board of Directors, in its sole discretion, be issued immediately to the Director.

         (e) Upon the death of the Director prior to the expiration of the period during which the deferred amounts are payable, the balance of the shares issuable to the Director shall be issuable to his or her estate or other beneficiary designated by the Director in writing to the Company in full on the first day of the calendar year following the year in which he dies.

         (f) Except as otherwise provided in Section 5 with respect to Initial Period Fees and in any Prior Agreement to which a Director is a party with respect to cash fees previously deferred by such Director, no Director shall be entitled after the effective date of the Plan to defer receipt of compensation for attendance of meetings of the Board of Directors or any Committee of the Board of Directors unless and to the extent such Director has made a Share Election as to such fees.

7.       OTHER PROVISIONS RELATING TO SHARES

         (a) The Shares issued under the Plan may be treasury shares or newly-issued shares or may be shares purchased by the Company on the open market for a purchase price equal to the amount of the compensation which the Director has elected to receive in Shares (or, in the case of Shares issuable in respect of Initial Period Fees pursuant to Section 5 and Shares the receipt of which has been deferred pursuant to Section 6, the amount credited to the Director in his or her memorandum account at the time such Shares are purchased) and delivered to any Director. In cases where authorized but unissued or treasury Shares are used, the Common Stock shall be valued at the average of the "bid" and "ask" prices of the Common Stock in the over-the-counter market on the business day next preceding the date of the Board or Committee meeting or such other date on which such Shares shall become issuable to the Director under the Plan (or, if the Common Stock ceases to trade in the over-the-counter market and is traded on another exchange or on the Nasdaq National Market, by such other reasonable method or formula as may be determined by the Committee in its discretion). In cases where the Company purchases the Shares, it shall do so as of a date reasonably close to the date of the Board or Committee meeting.

         (b) None of the Shares issued under the Plan shall be subject to forfeiture upon the termination of a Director's service prior to completion of his or her term.

         (c) The obligation of the Company to deliver Shares to any Director who has elected to receive Shares pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed necessary or appropriate by the Company, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that any Shares reserved for issuance under the Plan shall have been duly listed on any national securities exchange or automated quotation system (including Nasdaq) which then constitutes the principal trading market for the Shares.

         (d) The Company, in its sole discretion, may register any Shares to be issued pursuant to the Plan under the Securities Act of 1933, as amended. In the event the Company elects not to register such Shares, each Director agrees to execute and deliver to the Company a certificate containing such representations as to his or her investment intent and other matters as the Company may reasonably require.

8.       ENROLLMENT IN DRP

         All Shares issued to each Director pursuant to the Plan shall, within five business days following the date of issuance to the Director (but in any event before the next record date for payment of dividends on the Common Stock), be enrolled in the Director's name in the DRP. The Director shall be entitled to exercise all rights to such Shares, including the right to withdraw such Shares from the DRP, in accordance with the terms of the DRP.

9.       MAXIMUM SHARES

         The maximum number of Shares that may be issued under the Plan during any calendar year may not exceed one percent (1%) of the highest number of the Corporation's issued and outstanding common stock calculated on a fully diluted basis, subject to adjustment as set forth in Section 10 below.

10.      ADJUSTMENTS

         The number and kind of Shares which may be issued under the Plan shall be automatically adjusted to prevent dilution or enlargement of the rights of Directors in the event of any changes in the number or kind of outstanding Shares resulting from a merger, recapitalization, stock exchange, stock split, stock dividend, other extraordinary dividend or distribution, corporate division or other change in the Company's corporate or capital structure.

11.      AMENDMENT, SUSPENSION AND DISCONTINUANCE

         The Board of Directors may at any time amend, suspend or discontinue the Plan, provided that, if shareholder approval of such action is necessary in order to ensure compliance with Rule 16b-3, such action shall be subject to approval by the holders of the Shares by the vote and in the manner required by Rule 16b-3.

12.      COMPLIANCE WITH RULE 16b-3

         The Company intends that the Plan and all transactions hereunder meet all of the requirements of Rule 16b-3 in order that the receipt of Shares by any Director hereunder be exempt from the provisions of Section 16(b) of the Exchange Act, and that any Director who elects to receive Shares under the Plan shall not, as a result thereof, lose his or her status as a "disinterested person" as defined in Rule 16b-3. Accordingly, if any provision of the Plan does not meet a requirement of Rule 16b-3 as then applicable to any such transaction, or would cause a Director who receives any Shares hereunder not to be a "disinterested person," such provision shall be construed or deemed amended to the extent necessary to meet such requirement and to preserve such status.

13.      GOVERNING LAW

         The Plan shall be applied and construed in accordance with and governed by the law of the Commonwealth of Pennsylvania and applicable Federal law.

                             SHARE ELECTION NOTICE

         The undersigned director ("Director") of F.N.B. Corporation (the "Corporation") and/or a subsidiary of the Corporation hereby elects, pursuant to the F.N.B. Corporation Directors' Compensation Plan (the "Plan"), to receive his or her compensation for attendance at meetings of the Board of Directors and Committees of the Board of Directors of the Corporation and its subsidiaries in shares of the Corporation's Common Stock rather than in cash.

         I acknowledge and agree that if I am a Section 16 Person (as defined in the Plan), my Share Election shall not become effective until the date six
(6) months following the date this Notice has been executed and delivered to the Corporation and my Share Election shall remain effective until the date six
(6) months after I have executed and delivered to the Corporation a notice terminating my Share Election. I further acknowledge that the provisions of the Plan shall govern my Share Election and all shares to be granted to me pursuant thereto.

         Executed as of the date and year set forth below.


                                           _________________________________
                                           Signature of Director

                                           _________________________________
                                           Name of Director


                                           Date:  __________________________

                                   EXHIBIT A

                NOTICE OF SHARE ELECTION FOR INITIAL PERIOD FEES

        The undersigned director ("Director") of F.N.B. Corporation (the "Corporation") and/or a subsidiary of the Corporation hereby elects, pursuant to the F.N.B. Corporation Directors' Compensation Plan (the "Plan"), to delay, for a period of six months after the date hereof, his or her receipt of the cash fees payable to the Director for attendance at meetings of the Board of Directors of the Corporation or its subsidiaries or committees thereof during the six months prior to the effective date of the Share Election Notice which the undersigned has executed and delivered along with this Notice ("Initial Period Fees"). The undersigned acknowledges and agrees that this election shall constitute an irrevocable election to receive such Initial Period Fees in shares of the Corporation's common stock rather than in cash as set forth in the Plan, which election shall become effective on the date six months following the date the Corporation receives this Notice.

        I acknowledge and agree that the provisions of the Plan shall govern my election to delay receipt of the fees which are subject to this Notice and to receive such fees in shares of Common Stock, the terms under which such fees will be held and my receipt of such shares of Common Stock.

        Executed as of the date and year set forth below.

                                            _________________________________
                                            Signature of Director

                                            _________________________________
                                            Name of Director


                                            Date: ___________________________


                                   EXHIBIT B

                    NOTICE OF ELECTION TO DEFER ANNUAL FEES

        The undersigned director ("Director") of F.N.B. Corporation (the "Corporation") and/or a subsidiary of the Corporation hereby elects, pursuant to the F.N.B. Corporation Directors' Compensation Plan (the "Plan"), to defer receipt of all shares of the Corporation's Common Stock which may be issuable to the undersigned pursuant to the Plan for the calendar year beginning on the January 1 first following the date of this Notice (or, if this election is made within 30 calendar days after the date the Plan is approved by the shareholders of the Corporation or within 30 calendar days after the date on which the undersigned is first elected or appointed to the Board of Directors of the Corporation and/or a subsidiary of the Corporation, for the current calendar year) and each subsequent calendar year until the Corporation receives a notice from the undersigned revoking this Election to Defer Annual Fees.

          (Check if applicable:)

          ______         I hereby elect to receive _____% of the cash fees
                    previously deferred by me under my Agreement with Director to Defer Annual Fees and held by the Corporation, together with accumulated interest thereon, in Shares rather than in cash as provided in and pursuant to the terms of Section 6 of the Plan.

        I acknowledge and agree that the provisions of the Plan shall govern my receipt of the shares of Common Stock which are subject to this Notice and all such Shares.

        Executed as of the date and year set forth below.

                                            _________________________________
                                            Signature of Director

                                            _________________________________
                                            Name of Director

                                            Date:  _________________________


                                   EXHIBIT C

________________________________________________________________________________


  F.N.B. Corporation * Hermitage Square * Hermitage, Pennsylvania 16148-3389
                               * (412) 981-6000